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                              MIDWEST ENERGY, INC.

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                                    INDENTURE

                          Dated as of October 18, 1999

                    $225,000,000 8.700% Senior Notes due 2009

                    $250,000,000 9.375% Senior Bonds due 2029


================================================================================

                                TABLE OF CONTENTS
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                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.     Definitions.....................................................................................1
SECTION 1.02.     Certificates and Opinions......................................................................17
SECTION 1.03.     Form of Documents Delivered to Trustee.........................................................18
SECTION 1.04.     Acts of Holders; Record Dates..................................................................18
SECTION 1.05.     Notices, Etc., to Trustee and Company..........................................................21
SECTION 1.06.     Notice to Holders; Waiver......................................................................21
SECTION 1.07.     Effect of Headings and Table of Contents.......................................................22
SECTION 1.08.     Successors and Assigns.........................................................................22
SECTION 1.09.     Separability Clause............................................................................22
SECTION 1.10.     Benefits of Indenture..........................................................................22
SECTION 1.11.     Governing Law..................................................................................22
SECTION 1.12.     Legal Holidays.................................................................................22
SECTION 1.13.     Incorporation by Reference of Trust Indenture Act..............................................22

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 2.01.     Forms Generally................................................................................23

                                   ARTICLE III

                                   SECURITIES

SECTION 3.01.     Terms and Issuance of the Securities...........................................................25
SECTION 3.02.     Execution, Authentication, Delivery and Dating.................................................31
SECTION 3.03.     Temporary Securities...........................................................................32
SECTION 3.04.     Registrar and Paying Agent; Registration, Registration of Transfer and
                  Exchange.......................................................................................32
SECTION 3.05.     Restricted Securities..........................................................................34
SECTION 3.06.     Global Securities..............................................................................35
SECTION 3.07.     Mutilated, Destroyed, Lost and Stolen Securities...............................................40
SECTION 3.08.     Payment of Interest; Interest Rights Reserved..................................................41
SECTION 3.09.     Persons Deemed Owners..........................................................................42
SECTION 3.10.     Cancellation...................................................................................43
SECTION 3.11.     Computation of Interest........................................................................43
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                                        i

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SECTION 3.12.     Certification Form.............................................................................43
SECTION 3.13.     CUSIP and ISIN Numbers.........................................................................50

                                   ARTICLE IV

                     SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 4.01.     Satisfaction and Discharge of Indenture........................................................50
SECTION 4.02.     Defeasance, Discharge and Covenant Defeasance..................................................51
SECTION 4.03.     Application of Trust Money.....................................................................54
SECTION 4.04.     Reinstatement..................................................................................54

                                    ARTICLE V

                                    REMEDIES

SECTION 5.01.     Events of Default..............................................................................55
SECTION 5.02.     Acceleration of Maturity; Rescission and Annulment.............................................56
SECTION 5.03.     Other Remedies.................................................................................57
SECTION 5.04.     Waiver of Past Defaults........................................................................57
SECTION 5.05.     Control by Majority............................................................................57
SECTION 5.06.     Limitation on Suits............................................................................58
SECTION 5.07.     Rights of Holders to Receive Payments..........................................................58
SECTION 5.08.     Collection Suit by Trustee.....................................................................58
SECTION 5.09.     Trustee May File Proofs of Claim...............................................................59
SECTION 5.10.     Application of Proceeds........................................................................59
SECTION 5.11.     Restoration of Rights and Remedies.............................................................60
SECTION 5.12.     Undertaking for Costs..........................................................................60
SECTION 5.13.     Rights and Remedies Cumulative.................................................................60
SECTION 5.14.     Delay or Omission Not Waiver...................................................................61

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01.     Certain Duties and Responsibilities............................................................61
SECTION 6.02.     Notice of Defaults.............................................................................62
SECTION 6.03.     Certain Rights of Trustee......................................................................62
SECTION 6.04.     Not Responsible for Recitals or Issuance of Securities.........................................64
SECTION 6.05.     May Hold Securities............................................................................64
SECTION 6.06.     Money Held in Trust............................................................................64
SECTION 6.07.     Compensation and Reimbursement.................................................................64
SECTION 6.08.     Disqualification; Conflicting Interests........................................................65
SECTION 6.09.     Corporate Trustee Required; Eligibility........................................................65
SECTION 6.10.     Resignation and Removal; Appointment of Successor Trustee......................................65
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                                       ii

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SECTION 6.11.     Acceptance of Appointment by Successor.........................................................67
SECTION 6.12.     Merger, Conversion, Consolidation or Succession to Business....................................68
SECTION 6.13.     Preferential Collecting of Claims Against Company..............................................68
SECTION 6.14.     Authenticating Agents..........................................................................68

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.     Company to Furnish Trustee Names and Addresses of Holders......................................70
SECTION 7.02.     Preservation of Information; Communications to Holders.........................................70
SECTION 7.03.     Reports by Trustee.............................................................................71
SECTION 7.04.     Reports by Company.............................................................................71

                                  ARTICLE VIII

                CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE

SECTION 8.01.     Company May Consolidate, Etc., Only on Certain Terms...........................................71
SECTION 8.02.     Successor Corporation to be Substituted........................................................72

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.     Supplemental Indenture without Consent of Holders..............................................72
SECTION 9.02.     Supplemental Indentures with Consent of Holders................................................74
SECTION 9.03.     Execution of Supplemental Indentures...........................................................75
SECTION 9.04.     Effect of Supplemental Indentures..............................................................75
SECTION 9.05.     Conformity with Trust Indenture Act............................................................75
SECTION 9.06.     Reference in Securities to Supplemental Indentures.............................................75
SECTION 9.07.     Amendments to the Pledge Agreement.............................................................75

                                    ARTICLE X

                                    COVENANTS

SECTION 10.01.    Payment of Principal, Premium, if any, and Interest............................................76
SECTION 10.02.    Maintenance of Office or Agency................................................................76
SECTION 10.03.    Money for Securities Payments to Be Held in Trust..............................................77
SECTION 10.04.    Limitation on Liens............................................................................78
SECTION 10.05.    Limitation on Distributions and Intercompany Loans.............................................82
SECTION 10.06.    Limitation on Indebtedness of the Company......................................................83
SECTION 10.07.    Limitation on Business Activities..............................................................84
SECTION 10.08.    Statement by Officers as to Default............................................................84
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                                       iii

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SECTION 10.09.    Modification or Waiver of Certain Covenants....................................................84
SECTION 10.10.    Further Assurances.............................................................................85
SECTION 10.11.    Copies Available to Holders....................................................................85
SECTION 10.12.    Reports by Company.............................................................................85

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.01.    Optional Redemption............................................................................86
SECTION 11.02.    Election to Redeem; Notice to Trustee..........................................................86
SECTION 11.03.    Selection by Trustee of Securities to Be Redeemed..............................................86
SECTION 11.04.    Notice of Redemption...........................................................................87
SECTION 11.05.    Deposit of Redemption Price....................................................................88
SECTION 11.06.    Securities Payable on Redemption Date..........................................................88
SECTION 11.07.    Securities Redeemed in Part....................................................................88

                                   ARTICLE XII

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 12.01.    Purposes of Meeting............................................................................89
SECTION 12.02.    Place of Meetings..............................................................................89
SECTION 12.03.    Voting at Meetings.............................................................................90
SECTION 12.04.    Voting Rights, Conducts and Adjournment........................................................90
SECTION 12.05.    Revocation of Consent by Holders...............................................................91

                                  ARTICLE XIII

                             SECURITY AND COLLATERAL

SECTION 13.01.    Pledge Agreement...............................................................................91
SECTION 13.02.    Recording and Opinions.........................................................................92
SECTION 13.03.    Release of Collateral..........................................................................92
SECTION 13.04.    Certificates of the Company....................................................................93
SECTION 13.05.    Certificates of the Trustee....................................................................93
SECTION 13.06.    Authorization of Actions to be Taken by the Collateral Agent Under the
                  Pledge Agreement...............................................................................93
SECTION 13.07.    Authorization of Receipt of Refunds by the Trustee Under the Pledge
                  Agreement......................................................................................94
SECTION 13.08.    Termination of Security Interest...............................................................94
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                              iv

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                                   ARTICLE XIV

                                  MISCELLANEOUS

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SECTION 14.01.    Consent to Jurisdiction; Appointment of Agent to Accept Service of
                  Process........................................................................................94
SECTION 14.02.    Counterparts...................................................................................96
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                                        v

EXHIBITS

Exhibit A         Form of Note
Exhibit B         Form of Bond
Exhibit C         First Supplemental Indenture,  dated as of October 18, 1999, between CILCORP Inc., an Illinois  Corporation and The Bank of
                  New York, a New York banking corporation, as trustee

                              CROSS-REFERENCE TABLE

Trust Indenture                                                                            Indenture
  Act Section                                                                                Section

Section 310      (a)(1).........................................................................6.09
                 (a)(2).........................................................................6.09
                 (a)(3)...............................................................Not Applicable
                 (a)(4)...............................................................Not Applicable
                 (b)......................................................................6.08, 6.10
Section 311      (a)............................................................................6.13
                 (b)............................................................................6.13
                 (c)..................................................................Not Applicable
Section 312      (a)......................................................................7.01, 7.02
                 (b)............................................................................7.02
                 (c)............................................................................7.02
Section 313      (a)............................................................................7.03
                 (b)............................................................................7.03
                 (c)............................................................................7.03
                 (d)............................................................................7.03
Section 314      (a)............................................................................7.04
                 (a)(4)...................................................................1.01, 7.04
                 (b)..................................................................Not Applicable
                 (c)(1).........................................................................1.02
                 (c)(2).........................................................................1.02
                 (c)(3)...............................................................Not Applicable
                 (d)..................................................................Not Applicable
                 (e)............................................................................1.02
                 (f)..................................................................Not Applicable
Section 315      (a)............................................................................6.01
                 (b)............................................................................6.02
                 (c)............................................................................6.01
                 (d)............................................................................6.01
                 (e)............................................................................5.12
Section 316      (a)............................................................1.01 ("Outstanding")
                 (a)(1)(A)................................................................5.02, 5.05
                 (a)(1)(B)......................................................................5.04
                 (a)(2)...............................................................Not Applicable
                 (b)............................................................................5.07
                 (c)............................................................................1.04
Section 317      (a)(1).........................................................................5.08
                 (a)(2).........................................................................5.09
                 (b)...........................................................................10.03
Section 318      (a)............................................................................1.13
                 (b)..................................................................Not Applicable
                 (c)............................................................................1.13

-------------------
         Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

INDENTURE, dated as of October 18, 1999, between MIDWEST ENERGY, INC., an Illinois corporation (herein called the "Company"), having its principal office at 1001 North 19th Street, 20th Floor, Arlington, Virginia 22209, and THE BANK OF NEW YORK, a New York banking corporation as trustee (herein called the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to create two series of notes, one series in an aggregate principal amount of Two hundred and twenty-five million dollars ($225,000,000) to be designated the "8.700% Senior Notes due 2009" (the "Notes"), and one series in an aggregate principal amount of Two hundred and fifty million dollars ($250,000,000) to be designated the "9.375% Senior Bonds due 2029" (the "Bonds" and, together with the Notes, the "Securities"), and all action on the part of the Company necessary to authorize the issuance of the Securities under this Indenture has been duly taken; and

         WHEREAS, all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as provided in this Indenture, the valid and binding obligations of the Company, have been done and performed;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in consideration of the premises and of the acceptance and purchase of the Securities by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Securities, as follows:


                                    ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01  Definitions

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the respective meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein to the extent applicable;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States and, except as otherwise herein expressly provided, the term "generally accepted accounting principles," with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article VI, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "AES" means The AES Corporation, a Delaware corporation and the sole stockholder of the Company.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling", and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means the rules and procedures of DTC and, as applicable, Euroclear and Cedel, in each case pertaining to beneficial interests in a Global Security.

         "Auditors" means the auditors for the time being of the Company or, in the event of their being replaced by the Company or being unable or unwilling to carry out any action requested of them pursuant to the terms of the Indenture, such other firm of internationally recognized accountants as the Company may select for the purpose.

         "Authenticating Agent" means any Person authorized to authenticate and deliver Securities on behalf of the Trustee pursuant to Section 6.14.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that Board.

         "Board Resolution" means a copy of a resolution of the Company certified by the Secretary or any Assistant Secretary or by any other authorized designee of the Board of Directors to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         "Bonds" has the meaning specified in the first recital of this Indenture.

         "Business Day", when used with respect to the Place of Payment of the Securities of any series, means each day which is not a Saturday, a Sunday or a day on which banking institutions in any Place of Payment for the Securities of that series are authorized or obligated by law to remain closed.

         "Capitalized Lease Obligations" means all lease obligations of the Company and its Subsidiaries which, under GAAP, are or will be required to be capitalized, in each case taken at the amount of the lease obligation accounted for as indebtedness in conformity with those principles.

         "Cedel" means Cedelbank, societe anonyme, or its successors.

         "CILCORP" means CILCORP Inc., an Illinois corporation.

         "CILCO" means Central Illinois Light Company, an Illinois corporation and wholly-owned subsidiary of CILCORP.

         "Collateral" has the meaning specified in the Pledge Agreement.

         "Collateral Agent" has the meaning specified in the Pledge Agreement.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Consolidated Current Liabilities" means the consolidated current liabilities of the Company and its Subsidiaries but excluding the current portion of long term Indebtedness which would otherwise be included in it, as determined on a consolidated basis in accordance with GAAP.


         "Consolidated Debt" means, at any time, the sum of the aggregate outstanding principal amount of all Indebtedness for Borrowed Money (including, without limitation, the principal component of Capitalized Lease Obligations, but excluding Permitted Debt, Currency, Interest Rate or Commodity Agreements and all Consolidated Current Liabilities and Project

Finance Debt) of the Company and its Subsidiaries, as determined on a consolidated basis in conformity with GAAP.

         "Consolidated EBITDA" means, for any period, the sum of the amounts for such period of the Company's (i) Consolidated Net Income, (ii) distributions paid, accrued or scheduled to be paid in respect of any Preferred Securities or other capital stock to the extent deducted in calculating Consolidated Net Income, (iii) Consolidated Interest Expense plus (x) interest paid, accrued or scheduled to be paid or to be accrued in respect of any Permitted Debt, and (y) interest expense related to company owned life insurance, (iv) income taxes and deferred taxes (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (v) depreciation expense, (vi) amortization expense, and (vii) all other non-cash items reducing Consolidated Net Income, less all non-cash items increasing Consolidated Net Income, all as determined on a consolidated basis in conformity with GAAP; provided that, to the extent that the Company has any Subsidiary that is not a wholly owned Subsidiary, Consolidated EBITDA shall be reduced by an amount equal to the Consolidated Net Income of such Subsidiary multiplied by the quotient of (A) the number of shares of outstanding common stock of such Subsidiary not owned on the relevent Measurement Date by the Company or any Subsidiary of the Company, divided by (B) the total number of shares of outstanding common stock of such Subsidiary on the relevent Measurement Date.

         "Consolidated Interest Expense" means, for any period, the aggregate amount of interest in respect of Indebtedness for Borrowed Money (excluding interest expense related to Permitted Debt and company owned life insurance and including amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; and all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financing) and the net costs associated with Interest Rate Agreements and all but the principal component of rentals in respect of Capitalized Lease Obligations, paid, accrued or scheduled to be paid or to be accrued by the Company and each of its Subsidiaries during such period, excluding, however, any amount of such interest of any Subsidiary of the Company if the net income (or loss) of such Subsidiary is excluded from the calculation of Consolidated Net Income for such Subsidiary pursuant to clause (ii) of the definition thereof (but only in the same proportion as the net operating income (or loss) of such Subsidiary is excluded), less consolidated interest income, all as determined on a consolidated basis in conformity with GAAP; provided that, to the extent that the Company has any Subsidiary that is not a wholly owned Subsidiary, Consolidated Interest Expense shall be reduced by an amount equal to such interest expense of such Subsidiary multiplied by the quotient of (A) the number of shares of outstanding common stock of such Subsidiary not owned on the relevent Measurement Date by the Company or any Subsidiary of the Company divided by (B) the total number of shares of outstanding common stock of such Subsidiary on the relevent Measurement Date.

         "Consolidated Net Income" means, for any period, the aggregate of the net income (or loss) of the Company and its Subsidiaries for such period, as determined on a consolidated basis in conformity with GAAP; provided that the following items shall be excluded from any calculation of Consolidated Net Income (without duplication): (i) the net income (or loss) of any Person (other than a Subsidiary) in which any other person has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or another Subsidiary of the Company during such period; (ii) the net income (or loss) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation or license; (iii) all extraordinary gains and extraordinary losses, merger related expenses and one-time expenses, cash or noncash, relating to restructuring efforts; and (iv) all gains and losses from discontinued operations.

         "Consolidated Net Tangible Assets" means at any time, the total of all assets (including revaluations thereof as a result of commercial appraisals, price level restatement or otherwise) appearing on the most recently available consolidated balance sheet of the Company and its Subsidiaries (provided that such balance sheet is of a date not more than 60 days prior to the date of creation of the relevent Lien) prepared in accordance with GAAP, net of applicable reserves and deductions, but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like intangible assets (which term shall not be construed to include such revaluations), less the aggregate of the Consolidated Current Liabilities of the Company appearing on such balance sheet.

         "Corporate Trust Office" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 101 Barclay Street, Floor 21W, New York, NY 10286, Attention: Corporate Trust Administration, or at any other time at such other address as the Trustee may designate from time to time.

         "corporation" includes corporations, associations, companies and business trusts.

         "Covenant Defeasance" has the meaning specified in Section 4.02(b).

         "Currency, Interest Rate or Commodity Agreements" means an agreement or transaction involving any currency, interest rate or energy price or volumetric swap, cap or collar arrangement, forward exchange transaction, option, warrant, forward rate agreement, futures contract or other derivative instrument of any kind for the hedging or management of foreign exchange, interest rate or energy price or volumetric risks; it being understood, for purposes of this definition, that the term "energy" shall include, without limitation, coal, gas, oil and electricity.

         "default" means, for purposes of Section 5.01 hereof, an "Event of Default" as specified in Section 5.01 hereof. For purposes of Section 310(b) of the Trust Indenture Act (if applicable to the Securities of any series), "default" shall mean an "Event of Default" as specified in Section 5.01 hereof, but exclusive of any period of grace or requirement of notice.

         "Defaulted Interest" has the meaning specified in Section 3.08.

         "Defeasance" has the meaning specified in Section 4.02(a).

         "Definitive Security" means a physical security in fully registered form.

         "Depositary" means, with respect to the Securities issued in whole or in part in the form of one or more Global Securities, DTC.

         "Discharged" means, with respect to the Securities of any series, the discharge of the entire indebtedness represented by, and obligations of the Company under, the Securities of such series and the satisfaction of all the obligations of the Company under this Indenture relating to the Securities of such series, except (A) the rights of Holders of the Securities of such series to receive, from the trust fund described in Section 4.03 hereof, payment of the principal of and interest and premium, if any, on the Securities of such series when such payments are due, (B) the Company's obligations with respect to the Securities of such series with respect to registration, transfer, exchange and maintenance of a Place of Payment and (C) the rights, powers, trusts, duties, protections and immunities of the Trustee under this Indenture.

         "Distribution" means any dividend, distribution or payment (including by way of redemption, repurchase, retirement, return or repayment) in respect of shares of capital stock of the Company, excluding any contract adjustment payments under contracts to purchase common stock of CILCORP, AES or any of its affiliates (which common stock was not held as an asset of CILCORP) entered into in connection with the issuance of any Permitted Debt.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debt.

         "DTC" means The Depository Trust Company or its successors, or any successor clearing agency which is registered as such under the Exchange Act and approved by the Company.

         "Duff & Phelps" means Duff & Phelps Credit Rating Co., and any Subsidiary or successor thereof.

         "Effective Date" means the effective date of the Merger, as provided for in the certificate of merger filed and accepted by the appropriate state authorities.

         "Euroclear" means the Euroclear System or its successors.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Definitive Security" has the meaning specified in Section
2.01.

         "Exchange Global Security" has the meaning specified in Section 2.01.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

         "Exchange Security" means a security which has been registered under the Securities Act in global form as an Exchange Global Security or definitive form as an Exchange Definitive Security.

         "Existing Rating" means, for any Rating Agency on any date of determination, the Rating assigned to the securities by such Rating Agency as of such date.

         "Excluded Subsidiary" means any Subsidiary of the Company

         (i) in respect of which neither the Company nor any Subsidiary of the Company (other than another Excluded Subsidiary) has undertaken any legal obligation to give any guarantee for the benefit of the holders of any Indebtedness for Borrowed Money (other than to another member of the Group) other than in respect of any statutory obligation and the Subsidiaries of which are all Excluded Subsidiaries; and

         (ii) which has been designated as such by the Company by written notice to the Trustee; provided that the Company may give written notice to a Responsible Officer of the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary whereupon it shall cease to be an Excluded Subsidiary.

         "Existing Rating" means, for any Rating Agency on any date of determination, the Rating assigned to the Securities of any series by such Rating Agency as of such date.

         "Expiration Date" has the meaning specified in Section 1.04.

         "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

         "Global Security" means a Rule 144A Global Security, a Regulations S Global Security or an Exchange Global Security, in global form substantially in the form set forth in Exhibit A, with respect to the Notes, or Exhibit B, with respect to the Bonds, in each case, to this Indenture.

         "Group" means the Company and its Subsidiaries and "member of the Group" shall be construed accordingly.

         "Holder", "holder of Securities", "Securityholder" and other similar terms mean the Person in whose name a Security is registered in the Security Register.

         "Holding Period" has the meaning specified in Section 2.01.

         "incur" means, with respect to any Indebtedness, to incur, create, issue, assume or guarantee such Indebtedness.

         "Indebtedness" means, with respect to the Company or any of its Subsidiaries at any date of determination (without duplication): (i) all Indebtedness for Borrowed Money (excluding any credit which is available but undrawn), (ii) all obligations in respect of letters of credit (including reimbursement obligations with respect thereto), (iii) all obligations to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except trade payables, (iv) all Capitalized Lease Obligations, (v) all indebtedness of other persons secured by a mortgage, charge, lien, pledge or other security interest on any asset of the Company or any of its Subsidiaries, whether or not such indebtedness is assumed; provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of the secured indebtedness, (vi) all indebtedness of other persons of the types specified in the preceding clauses (i) through (v), to the extent such indebtedness is guaranteed by the Company or any of its Subsidiaries, and (vii) to the extent not otherwise included in this definition, net obligations under Currency, Interest Rate or Commodity Agreements. The amount of Indebtedness at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, upon the occurrence of the contingency giving rise to the obligation, the maximum liability of any contingent obligations of the types specified in the preceding clauses (i) through (vii) at such date; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

         "Indebtedness For Borrowed Money" means any indebtedness (whether being principal, premium, interest or other amounts) for (i) money borrowed, (ii) payment obligations under or in respect of any trade acceptance or trade acceptance credit, or (iii) any notes, bonds, loan stock or other debt securities offered, issued or distributed whether by way of public offer, private placement, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash (including, without limitation, Permitted Debt); provided, however, in each case, that such term shall exclude (a) any indebtedness relating to any accounts receivable securitizations, (b) any Indebtedness of the type permitted to be secured by Liens pursuant to Section 10.04(m) herein, (c) any Preferred Securities which are issued and outstanding on the date of original issue of the Securities or any extension, renewal, or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any such existing Preferred Securities, for amounts not exceeding the principal amount or liquidation preference of the Preferred Securities so extended, renewed or replaced, and (d) any Preferred Securities issued in replacement or in connection with a refinancing of any preferred securities or preferred stock which is issued and outstanding on the date or original issue of the Securities, for amounts not exceeding the liquidation preference of the preferred securities or preferred stock so replaced or refinanced.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Indirect Participant" means a Person that holds a beneficial interest in a Global Security through a person that has an account with DTC.

         "Initial Purchaser" means Lehman Brothers Inc., J.P. Morgan & Co. and Morgan Stanley Dean Witter.

         "Initial Ratings" has the meaning specified in Section 10.05.

         "Initial Securities" means Securities of any series issued under this Indenture which are offered and sold pursuant to an exemption from registration under the Securities Act.

         "Interest Coverage Ratio" means, with respect to the Company on any Measurement Date, the ratio of (i) the aggregate amount of Consolidated EBITDA of the Company for the four fiscal quarters for which financial information in respect thereof is available immediately prior to such Measurement Date to (ii) the aggregate Consolidated Interest Expense during such four fiscal quarters.

         "Interest Payment Date", when used with respect to any installment or interest in respect of a Security, means the Stated Maturity of such installment of interest.

         "Investments" in any Person means any loan or advance to, any net payment on a guarantee of, any acquisition of capital stock, equity interest, obligation or other security of, or capital contribution or other investment in, such Person. Investments exclude advances to customers and suppliers and similar payments in the ordinary course of business.

         "Leverage Ratio" means the ratio of Consolidated Debt to Total Capital, calculated on the basis of the most recently available consolidated balance sheet of the Company and its consolidated Subsidiaries (provided that such balance sheet is as of a date not more than 60 days prior to a Measurement Date) prepared in accordance with GAAP.

         "Lien" means any mortgage, lien, pledge, security interest or other encumbrance; provided, however, that the term "Lien" shall not mean any easements, rights-of-way, restrictions and other similar encumbrances and encumbrances consisting of zoning restrictions, leases, subleases, restrictions on the use of property or defects in the title thereto.

         "Maturity", when used with respect to any Security or any installment of principal thereof, means the date on which the principal of such Security or installment of principal, as applicable, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Measurement Date" means the record date for any Distribution.

         "Merger" means the consummation of the merger of the Company with and into CILCORP and the other transactions contemplated by the Merger Agreement, as a result of which CILCORP becomes a direct wholly-owned Subsidiary of AES.

         "Merger Agreement" means the Agreement and Plan of Merger dated as of November 22, 1998 among AES, CILCORP and the Company, as the same may be amended from time to time.

         "Moody's" means Moody's Investors Service, Inc., and any Subsidiary or successor thereof.

         "Notes" has the meaning stated in the first recital of this Indenture.

         "Notice of Default" means a written notice of the kind specified in
Section 5.01(3).

         "Obligations" has the meaning specified in Section 13.01.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or any Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee. One of the Officers signing an Officers' Certificate delivered pursuant to Section 10.08 shall be the principal executive, financial or accounting officer of the Company.

         "Opinion of Counsel" means a written opinion of counsel, who, unless otherwise specified herein or required by the Trust Indenture Act, may be an employee of or regular counsel for the Company, or may be other counsel to the Company.

         "Outstanding", when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities, or portions thereof, for whose payment or redemption money or U.S. Governmental Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) Securities which have been paid pursuant to Section 3.09 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned as described in the proviso to the preceding sentence which have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor.

         "Participant" means a Person that has an account with DTC.

         "Paying Agent" means The Bank of New York until a successor Paying Agent shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Paying Agent" shall mean such successor Paying Agent.

         "Permanent Global Security" means a Global Security that is, at the time of the initial issuance of the related series of Securities, issued in permanent form.

         "Permitted Debt" means Indebtedness for Borrowed Money issued in connection with a contract or contracts to purchase from CILCORP common stock of CILCORP, AES or any affiliate of AES (which common stock was not held as an asset of CILCORP) for an aggregate amount equal to the aggregate principal amount of such Indebtedness for Borrowed Money.

         "Permitted Liens" means liens permitted by clauses (a) through (e) under Section 10.04(i).

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in or as contemplated by Section 3.01.

         "Pledge Agreement" means the Pledge Agreement dated as of the date hereof, made by CILCORP in favor of The Bank of New York, as collateral agent.

         "Pledge Effective Date" means the earlier to occur of (i) January 31, 2002 and (ii) the date on which the existing $30.5 million Series A medium-term notes of CILCORP are no longer outstanding.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen security.

         "Preferred Securities" means, without duplication, any trust preferred or preferred securities or related debt or guaranties of CILCORP or any of its subsidiaries.

         "Principal Amount" has the meaning specified in Section 3.01.

         "Project Finance Debt" means:

                  (i) any Indebtedness to finance or refinance the ownership, acquisition, development, design, engineering, procurement, construction, servicing, management and/or operation of any project or asset which is incurred by an Excluded Subsidiary; and

                  (ii) any Indebtedness to finance or refinance the ownership, acquisition, development, design, engineering, procurement, construction, servicing, management and/or operation of any project or asset in respect of which the person or persons to whom any such Indebtedness is or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group (other than an Excluded Subsidiary) for the repayment thereof other than:

                           (a) recourse to such member of the Group for amounts
                  limited to the cash flow or net cash flow (other than historic cash flow or historic net cash flow) from, or ownership interests or other investments in, such project or asset; and/or

                           (b) recourse to such member of the Group for the
                  purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any encumbrance given by such member of the Group over such project or asset or the income, cash flow or other proceeds deriving therefrom (or given by any shareholder or the like, or other investor in the borrower or in the owner of such project or asset over its shares or the like in the capital of, or other investment in, the borrower or in the owner of such project or asset) to secure such Indebtedness, provided that the extent of such recourse to such member of the Group is limited solely to the amount of any recoveries made on any such enforcement; and/or

                           (c) recourse to such borrower generally, or directly
                  or indirectly to a member of the Group, under any form of assurance, indemnity, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against which such recourse is available.

         "QIB" means a Qualified Institutional Buyer, as defined in Rule 144A.

         "Rating" means, for each Rating Agency, the credit rating assigned to the Securities of any series by such Rating Agency.

         "Rating Agency" means (i) S&P, (ii) Moody's, and (iii) Duff & Phelps, any of their respective Subsidiaries or successors, or, in any case, if such person ceases to rate any series of Securities for reasons outside the control of the Company, any other "nationally recognized statistical rating organization" (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange
Act) selected by the Company as a replacement Rating Agency.

         "Ratings Downgrade" means a lowering by any of the Rating Agencies of the Existing Rating assigned to the Securities by such Rating Agency.

         "Redemption Date" means any date on which the Company redeems all or any portion of any Security in accordance with the terms of this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest.

         "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to Holders of the Initial Securities, to issue and deliver to such Holders, in exchange for such Initial Securities, a like aggregate principal amount of Exchange Securities which have been registered under the Securities Act.

         "Registered Security" means any Security that is payable to a registered owner or registered assigns thereof as registered in the Security Register.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of October 18, 1999 between the Company and the Initial Purchasers.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

         "Regulation S" means Regulation S promulgated under the Securities Act, or any successor provision thereto and as may be amended from time to time.

         "Regulation S Global Security" has the meaning specified in Section
2.01.

         "Regulation S Security" means Securities of any series offered and sold in their initial distribution to non-US Persons in offshore transactions in reliance on Regulation S, until such time as the Restricted Period shall have terminated.

         "Relevant Date" means, for any payment made with respect to the Securities of any series, the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Depositary or by the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with this Indenture.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office, including any vice president, assistant vice president, assistant secretary (if any), treasurer, assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers; and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Restricted Definitive Securities" means Definitive Securities that are Restricted Securities.

         "Restricted Period" has the meaning specified in Section 2.01.

         "Restricted Securities" means Securities required to bear a legend containing Securities Act transfer restrictions, in substantially the form specified on Exhibits A and B hereto.

         "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor provision thereto and as may be amended from time to time.

         "Rule 144A" means Rule 144A promulgated under the Securities Act, or any successor provision thereto and as may be amended from time to time.

         "Rule 144A Global Security" has the meaning specified in Section 2.01.

         "Rule 144A Security" means Securities of any series offered and sold in their initial resale distribution to QIBs in reliance on Rule 144A, until such time as the Holding Period shall have terminated.

         "S&P" means Standard & Poor's Rating Group, and any, Subsidiary or successor thereof.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the U.S. Securities Act of 1933, as amended.

         "Security Register" and "Security Exchange Agent/Registrar" have the respective meanings specified in Section 3.04.

         "Shelf Registration Statement" means any registration statement filed with the Commission by the Company, in connection with the offer and sale of any series of Initial Securities pursuant to the Registration Rights Agreement.

         "Significant Subsidiary" means, at any particular time, any Subsidiary of the Company whose gross assets or gross revenues (having regard to the Company's direct and/or indirect beneficial interest in the shares, or the like, of that Subsidiary) represent at least 25% of the consolidated gross assets or, as the case may be, consolidated gross revenues of the Company.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.08.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership or other business entity of which 50% or more of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned, directly or indirectly, by (i) such person, (ii) such person and one or more Subsidiaries of such person or (iii) one or more Subsidiaries of such person.

         "Temporary Cash Investments" means any of the following: (i) any investment in direct obligations of the United States or any agency thereof or obligations guaranteed by the United States or any agency thereof, in each case, maturing within 360 days of the date of acquisition thereof, (ii) investment in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company (including the Trustee) which is organized under the laws of the United States, any state thereof or any foreign country recognized by the United States having capital, surplus and undivided profits aggregating in excess of $250,000,000 and whose debt is rated "A" (or such similar equivalent rating) or higher by at least one Rating Agency or any money-market fund sponsored by any registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a nationally recognized broker-dealer, (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an affiliate of the Company) organized and in existence under the laws of the United States or any foreign country recognized by the United States with a rating at the time as of which any investment therein is made of "P-2" (or higher) according to Moody's or "A-2" (or higher) according to S&P and (v) securities with maturities of six months or less from the date of acquisition backed by standby or direct pay letters of credit issued by any bank satisfying the requirements of clause (ii) above.

         "Total Capital" of any Person means, as of any date, the sum (without duplication) of (a) Indebtedness for Borrowed Money, (b) preferred stock and Preferred Securities of such Person and its consolidated Subsidiaries and (c) consolidated stockholder's equity of such Person and its consolidated Subsidiaries (excluding any preferred stock in stockholder's equity).

         "Transactions" means the transactions contemplated by the Merger Agreement, Pledge Agreement, Registration Rights Agreement and this Indenture.

         "Transfer Agent" means any Person authorized by the Company to effectuate the exchange or transfer of any Security on behalf of the Company hereunder.

         "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "United States" and "U.S." means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "U.S. Government Obligation" means any (a) security which is (i) a direct obligation of the United States for the payment of which the full faith and credit of the United States is pledged or (ii) an obligation of a person controlled or supervised by and acting as an agency of instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in the case of clause (i) or
(ii), is not callable or redeemable at the option of the issuer thereof, and (b) depositary receipt issued by a bank (as defined in the Securities Act) as custodian with respect to any security specified in clause (a) above and held by such bank for the account of the holder of such depositary receipt or with respect to any specific payment of principal of or interest on any such security held by any such bank, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Unrestricted Security" has the meaning specified in Section 2.01.

         SECTION 1.02. Certificates and Opinions

         Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificate required by Section 10.08) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. Form of Documents Delivered to Trustee

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or instrument required to be given or executed by a Person which is not a natural person may be given or executed on behalf of such Person by any duly authorized designee of such Person.

         Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. Acts of Holders; Record Dates

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Holders of any series of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by each such Holder in Person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and by the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

         Without limiting the generality of the foregoing, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, (i) a Holder of any Security may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by the Holder of any such Security,
(ii) a Holder of any such Security, including a Depositary that is a Holder of a Global Security, entitled hereunder to take any action hereunder with regard to such Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of the principal amount of such Security; and (iii) a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in such Global Security through the Depositary's standing instructions and customary practices.

         (b) The fact and date of the execution by any Person of any such instrument, writing or proxy may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument, writing or proxy acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, writing or proxy, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) The Company may, in its discretion, by Board Resolution, set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, consent, waiver or Act provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Company shall have no obligation to set a record date; and provided further that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to any applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect); provided, however, that no new record date may be established with the purpose or effect of rendering, and no other provision of this paragraph shall be construed to render, ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.06 or (iv) any direction referred to in Section 5.05; provided that if the Trustee does not set any record date within ten days after first receiving any such notice, declaration, rescission and annulment, request or direction, as the case may be, then the record date shall be the close of business on the date on which the Trustee first receives any such notice, declaration, rescission and annulment, request or direction, as the case may be. If any record date is set by the Trustee pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to any applicable Expiration Date by Holders of the requisite principal amount of

Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect); provided, however, that no new record date may be established with the purpose or effect of rendering, and no other provision of this paragraph shall be construed to render, ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken based on such record date previously set. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

         With respect to any record date set pursuant to this Section 1.04(e), the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the earlier of (i) the existing Expiration Date and (ii) the proposed new Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 90th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         SECTION 1.05. Notices, Etc., to Trustee and Company

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to CILCORP at 300 Hamilton Blvd., Suite 300, Peoria, Illinois 61602 Attention: Corporate Secretary or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.06. Notice to Holders; Waiver

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event at the Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         If, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification as shall be made at the direction of the Company in a manner reasonably calculated, to the extent practicable under the circumstances, to provide prompt notice shall constitute a sufficient notification for every purpose hereunder.

         Any notice required or permitted hereunder may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.07. Effect of Headings and Table of Contents

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.08. Successors and Assigns

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.09. Separability Clause

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.10. Benefits of Indenture

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.11. Governing Law

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.12. Legal Holidays

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         SECTION 1.13. Incorporation by Reference of Trust Indenture Act

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture, as then supplemented.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" in the indenture securities means the Company and any other obligor in the indenture securities.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

                                   ARTICLE II

                                 SECURITY FORMS

         SECTION 2.01. Forms Generally

         The Securities of each series shall be in substantially the form set forth in Exhibits A and B hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon (i) as may be required by law or to comply with the rules of (a) any securities exchange, (b) DTC or any other clearing agency registered as such under the Exchange Act or
(c) Euroclear or Cedel; or (ii) as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof. The Trustee's certificate of authentication shall be in substantially the form set forth in Exhibits A and B hereto.

         The Definitive Securities shall be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution thereof.

         Initial Securities of any series offered and sold in their initial resale distribution to QIBs in reliance on Rule 144A shall initially be issued in the form of one or more global Securities of such series in definitive, fully registered form, substantially in the form set forth in Exhibits A and B, with respect to Notes and Bonds, respectively, with such applicable legends as are provided for in Section 3.01(h). Such global Securities shall be duly executed by the Company and authenticated by the Trustee as provided, and deposited with the Trustee, which will hold such global Securities for the benefit of DTC. Until such time as the Holding Period (as defined below) shall have terminated, each such Security shall be referred to as a "Rule 144A Global Security." The aggregate principal amount of any Rule 144A Global Security may be adjusted by endorsements to Schedule A on the reverse thereof in any situation where adjustment is permitted or required by this Indenture. Unless the Company determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed from a Rule 144A Security in accordance with the procedures set forth in Section 3.05(b) after such time as the applicable Holding Period shall have terminated, and each such Security shall thereafter be held as an "Unrestricted Security." As used herein, the term "Holding Period," with respect to Rule 144A Securities of any series, means the period referred to in Rule 144(k) or any successor provision thereto and as may be amended or revised from time to time, beginning from the later of (i) the original issue date of such Securities or (ii) the last date on which the Company or any affiliate of the Company was the beneficial owner of such Securities (or any predecessor thereof).

         Initial Securities of any series offered and sold in their initial distribution to non-U.S. Persons in offshore transactions in reliance on Regulation S shall initially be issued in the form of one or more global Securities of such series in definitive, fully registered form, substantially in the form set forth in Exhibits A and B, with respect to Notes and Bonds, respectively, with such applicable legends as are provided for in Section 3.01(h). Such global Securities shall be duly executed by the Company and authenticated by the Trustee as provided, and deposited with the Trustee, which will hold such global Securities for the benefit of DTC, for credit initially only to such accounts at Euroclear or Cedel as DTC's Participants may direct. Until such time as the Restricted Period (as defined below) shall have terminated, each such global Security shall be referred to as a "Regulation S Global Security." The aggregate principal amount of any Regulation S Global Security may be adjusted by endorsements to Schedule A on the reverse thereof in any situation where adjustment is permitted or required by this Indenture. Unless the Company determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed from a Regulation S Security in accordance with the procedures set forth in Section 3.05(b) after such time as the applicable Restricted Period shall have terminated, and each such Security shall thereafter be held as an "Unrestricted Security." As used herein, the term "Restricted Period," with respect to Regulation S Securities of any series, means the period of 40 consecutive days beginning on and including the later of (i) the date on which such Securities are first offered to Persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issue date of such Securities. No Regulation S Global Security shall be issued except as provided in this paragraph to evidence Securities offered and sold in their initial distribution in reliance on Regulation S.

         Exchange Securities of any series exchanged for interests in a Rule 144A Global Security or a Regulation S Global Security will be issued in the form of one or more permanent global Securities of such series substantially in the form set forth in Exhibits A and B with respect to Notes and Bonds, respectively, including the appropriate legend set forth in Section 3.01(h), (the "Exchange Global Securities") which shall be duly executed by the Company and authenticated by the Trustee as provided, and deposited with the Trustee. The Exchange Global Securities may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. Exchange Securities exchanged for interests in a Rule 144A Definitive Security or a Regulation S Definitive Security will be issued in the form of a Definitive Security substantially in the form set forth in Exhibits A and B with respect to Notes and Bonds, respectively, including the appropriate legend set forth in Section 3.01(h) (the "Exchange Definitive Securities").

                                   ARTICLE III

                                   SECURITIES

         SECTION 3.01. Terms and Issuance of the Securities

         (a) Issue of Securities.

         Two series of Securities, which shall be designated the "8.700% Senior Notes due 2009", and the "9.375% Senior Bonds due 2029", respectively, shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of this Indenture (including the forms of Securities set forth in Exhibits A and B, as applicable). The aggregate principal amount of the Notes, and the aggregate principal amount of the Bonds which may be authenticated and delivered under this Indenture shall not exceed $225 million and $250 million, respectively.

         (b) Optional Redemption.

         The Securities may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth in paragraph 2 of the series of Securities to be redeemed. The provisions of Article XI of this Indenture shall also apply to any optional redemption of Securities by the Company.

         (c) Place of Payment.

         The Place of Payment in respect of the Securities will be in The City of New York, initially at the Corporate Trust Office of The Bank of New York (which as of the date hereof is located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration).

         (d) Form of Securities; Incorporation of Terms.

         The form of the Securities shall be substantially in the forms of Exhibits A and B attached hereto, as applicable, the respective terms of which are herein incorporated by reference and which are part of this Indenture. The Securities shall be issued as one or more Global Securities in fully registered form and one or more Definitive Securities in fully registered form, as determined in accordance with Section 2.01 hereof. The Global Securities shall be deposited with the Trustee, as custodian for DTC, to be held by the Trustee in accordance with this Indenture.

         (e) Exchange of the Global Securities.

         Each of the Global Securities shall be exchangeable for Definitive Securities only as provided in Section 3.06(b)(ii) hereof.

         (f) Regular Record Date for the Securities.

         The Regular Record Date for the Securities shall be immediately prior to the April 1 or October 1 immediately prior to the respective Interest Payment Date.

         (g) Authorized Denominations.

         Beneficial interests in Global Securities, as well as Definitive Securities, may be held only in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         (h) Restrictive Legends.

         Except as otherwise provided in clause (A) or (B) below, unless and until (i) an Initial Security is sold under an effective registration statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement,

         (A) the Rule 144A Global Securities shall bear the following legend on the face thereof:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION

     THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

     BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
     ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR
     (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

     UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF)."; and

         (B) the Regulation S Global Securities shall bear the following legend on the face thereof:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE

     DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY (OR ITS PREDECESSOR) HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE. THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATION S THEREUNDER.

     BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN, FOR THE BENEFIT OF THE COMPANY, (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR

     HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) IN THE UNITED STATES TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (A) TO (E) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (3) AGREES THAT IT WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND ON THESE RESALE RESTRICTIONS.

     THE RIGHTS ATTACHED TO THIS REGULATION S GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE.

     PRIOR TO THE COMMENCEMENT OF THE REGISTERED EXCHANGE OFFER OR THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT, TRANSFERS OF INTERESTS IN THIS REGULATION S GLOBAL SECURITY TO U.S. PERSONS SHALL BE LIMITED TO TRANSFERS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

     UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."; and

         (C) the Exchange Global Securities shall bear the following legend on the face thereof:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF

     THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SECTION 3.02. Execution, Authentication, Delivery and Dating

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any such Person on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signature of any individual who was at any time the proper Officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of authentication of such Securities.

         The Company may deliver the Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver the Securities. In authenticating the Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee will be entitled to receive, and (subject to Section 6.01 and 6.03) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) that the terms of the Securities have been established in conformity with the provisions of this Indenture; and

                  (b) that the Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity and such other matters as counsel may specify therein.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.10 together with a written statement (which need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.03. Temporary Securities

         Pending the preparation of the definitive Securities, the Company may execute, and upon compliance by the Company with Section 3.02, the Trustee or the Authenticating Agent shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form, and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder except as provided in Section 3.04 (if in connection with a transfer). Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor one or more definitive Securities of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

         Upon any exchange of a portion of a temporary Global Security for a definitive Global Security for the individual Securities represented thereby pursuant to this Section 3.03 or Section 3.04, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount of such temporary Global Security, and such principal amount shall be reduced for all purposes by the amount so exchanged and endorsed.

         SECTION 3.04. Registrar and Paying Agent; Registration, Registration of
                       Transfer and Exchange

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfers and exchanges of the Securities. The Company shall maintain an office or agency of the Paying Agent in any Place of Payment where the Securities may be presented for payment. The Company may have one or more co-registrars and one or more additional paying agents, and the terms "Security Exchange Agent/Registrar" and "Paying Agent" shall include any additional co-registrars and paying agents, respectively.

         The Company shall enter into an appropriate agency agreement with any Securities Exchange Agent/Registrar, Paying Agent or additional co-registrars or paying agents not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act and the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee in writing of the name and address of any such agent. If the Company fails to maintain a Security Exchange Agent/Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.07. The Company may act as Security Exchange Agent/Registrar or Paying Agent.

         The Company hereby initially appoints the Trustee as Registrar for the purpose of registering Securities and transfers of Securities, and for the purpose of exchanging Securities, and as Paying Agent, all as herein provided. The Company may change the Paying Agent or Registrar.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, any Security or Securities may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and upon receipt of a Company Order the Trustee or the Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities as provided in this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Exchange Agent/Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.03, 9.06 or 11.07 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption under Section 11.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, provided that such Security shall be immediately surrendered for redemption with written instructions for payment consistent with the provisions of this Indenture.

         The provisions of this Section 3.04 are, with respect to any Global Security, subject to Section 3.06 hereof.

         SECTION 3.05. Restricted Securities

         (a) Transfer and Exchange.

         Every Restricted Security shall be subject to the restrictions on transfer provided in the applicable legend(s) required to be set forth on the face of each Restricted Security pursuant to Section 2.01, unless such restrictions on transfer shall be waived or modified, in accordance with applicable laws, by the written consent of the Company. Each of the Holder of each Restricted Security, by its acceptance thereof, agrees to be bound by such restrictions on transfer.

         (b) Removal of Transfer Restrictions.

         Unless with respect to the whole or any portion of any Restricted Security the Company determines otherwise in accordance with applicable law, transfer restrictions and any restrictive legend(s) with respect to Restricted Securities of any series shall be removed by the Company (i) in the case of Rule 144A Securities upon presentation of such Security by the Holder at any time on or after the expiration of the Holding Period, or (ii) in the case of Regulation S Securities, upon presentation of such Security by the Holder at any time on or after the expiration of the Restricted Period. Thereafter, upon registration of transfer of or exchange of such Securities, the Company shall execute, and the Trustee shall authenticate and deliver, an Unrestricted Security.

         The Company shall deliver to the Trustee an Officer's Certificate setting forth the expiration date of the Holding Period and the Restricted Period.

         Except as otherwise provided in the preceding paragraph, if the Securities are issued upon the registration of transfer, exchange or replacement of Securities bearing a legend or legends setting forth restrictions on transfer, or if a request is made to remove such legend(s) from a Security, the Securities so issued shall bear such legend(s), or such legend(s) shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence (which may include an opinion, reasonably satisfactory to the Company, of independent counsel experienced in matters of United States securities law) as may be reasonably required by the Company that neither such legend(s) nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence to the Company, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear such legend(s). In the absence of bad faith on its part, the Trustee may conclusively rely upon such direction of the Company in authenticating and delivering a Security that does not bear such legend(s).

         As used in this Section 3.05, the term "transfer" encompasses any sale, pledge or other transfer of any Securities referred to herein.

         Notwithstanding anything else in this Indenture to the contrary, after a transfer of any Initial Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities, all requirements pertaining to legends on such Initial Security will cease to apply, the requirements requiring that any such Initial Security issued to certain Holders be issued in global form will cease to apply, and a certificated Initial Security without legends will be available to the transferee of the Holder of such Initial Securities or upon receipt of directions to transfer such Holder's interest in the Global Security, as applicable.

         Notwithstanding anything else in this Indenture to the contrary, upon the consummation of the Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will cease to apply and certificated Initial Securities with the restricted securities legend set forth in Section 3.01(h) will be available to Holders of such Initial Securities, that do not exchange their Initial Securities and Exchange Securities in certificated form will be available to Holders that exchange such Initial Securities in the Registered Exchange Offer.

         SECTION 3.06. Global Securities

         (a) Form and Legend.

         The Company shall execute and the Trustee shall, in accordance with
Section 3.02, authenticate and deliver, a Global Security or Securities which
(i) shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, all of the Securities of such series to be so represented, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary for such series or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the effect of the first two paragraphs of the legend set forth in Section 3.01(h)(A).

         (b) Transfer and Exchange.

                  (i) Transfers of Global Notes as such. Except as otherwise expressly provided in this Indenture or any supplement thereto, a Global Security representing all or a portion of the Securities may not be transferred in global form, except as a whole (i) by the Depositary for such series to a nominee of such Depositary; (ii) by a nominee of such Depositary to such Depositary or another nominee of such Depositary; or (iii) by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  (ii) Exchanges of Global Securities for Definitive Securities. A Global Security shall be exchangeable, in whole but not in part, for definitive Securities of such series if:

         (a) DTC notifies the Company and the Depositary that it is unwilling or unable to continue to hold book-entry interests in such Global Security or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 90 days;

         (b) while a Global Security is a Restricted Security the book-entry interests in such Global Security cease to be eligible for DTC services because the Securities of such series are neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor (ii) included within a Self-Regulatory Organization system approved by the Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system;

         (c) the Depositary for Securities of such series notifies the Company that it is unwilling or unable to continue as Depositary with respect to such Global Security and no successor is appointed within 90 days;

         (d) the Company in its sole discretion executes and delivers to the Trustee an Officers' Certificate providing that such Global Security shall be so exchangeable. Securities so issued in exchange for any such Global Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as such Global Security, in authorized denominations and in the aggregate having the same principal amount as such Global Security and registered in such names as the Depositary for such Global Security shall direct based on the instructions of DTC; or

         (e) if there shall have occurred and be continuing an Event of Default with respect to the Securities of such series and the Registrar has received a request from the Depositary that the Global Security of such series be exchanged for one or more Definitive Securities.

         Upon such exchange, the surrendered Global Security shall be canceled by the Trustee. Upon any such surrender, (i) the Company shall execute and the Trustee shall authenticate and deliver without charge to each Person specified by DTC, in exchange for such Person's beneficial interest in the Global Security, a new Security or Securities of the same series in definitive registered form having the same interest rate, if any, and maturity and having the same terms as such Global

Security, in any authorized denomination requested by such Person and of an aggregate principal amount equal to such Person's beneficial interest in the Global Security and bearing the applicable legend regarding transfer restrictions applicable to such Security set forth in Section 3.01(h); and (ii) if the Global Security is being exchanged (x) as a whole, then the surrendered Global Security shall be canceled by the Trustee, or (y) in part, then the principal amount of the surrendered Global Security shall be reduced by an endorsement on Schedule A thereto in the appropriate amount.

         Definitive Securities issued in exchange for a Global Security pursuant to this Section 3.06(b)(ii) shall be issued only in registered form and shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from DTC and its Participants or Indirect Participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

         (c) Beneficial Interests.

         Subject to Section 3.05 and Section 3.06, beneficial interests in a Global Security may be transferred in any manner consistent with the Applicable Procedures.

         (d) Special Provisions Regarding Transfer of Beneficial Interests in a Regulation S Global Security.

         The transfer of beneficial interests in a Regulation S Global Security shall be effected in a manner not inconsistent with the following provisions:

                  (i) Transfer Through a Rule 144A Global Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.06(d)(i). Upon receipt by the Security Exchange Agent/Registrar at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant's account a beneficial interest in the Rule 144A Global Security equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant to be credited with, and the account of the Participant held for Euroclear or Cedel (as the case may be) to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in or contemplated by Section 3.12(a) given by the transferor of such beneficial interest, the Security Exchange Agent/Registrar shall (A) reduce the principal amount of the Regulation S Global Security, and increase the principal amount of the Rule 144A Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and

         (B) instruct DTC (x) to make corresponding reductions and increases in the amounts represented by the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security was reduced upon such transfer.

         Delivery of a beneficial interest in the Regulation S Global Security of any series may not be taken in the form of a beneficial interest in the Rule 144A Global Security if immediately prior to the contemplated transfer no Rule 144A Global Security of the same series is then Outstanding.

                  (ii) Interests in Regulation S Global Security Initially to be Held Through Euroclear or Cedel. Until the termination of the Restricted Period with respect to Securities of a series, beneficial interests in a Regulation S Global Security of such series may be held only through Participants acting for and on behalf of Euroclear and Cedel; provided that this Section 3.06(d)(ii) shall not prohibit any transfer otherwise permissible under Section 3.06(d)(i).

         (e) Special Provisions Regarding Transfer of Beneficial Interests in a Rule 144A Global Security.

         The transfer of beneficial interests in a Rule 144A Global Security shall be effected in a manner not inconsistent with the following provisions:

                  (i) Transfer Through a Regulation S Global Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.06(e)(i). Upon receipt by the Security Exchange Agent/Registrar at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant's account a beneficial interest in the Regulation S Global Security equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant held for Euroclear or Cedel (as the case may be) to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in or contemplated by Section 3.12(b) given by the transferor of such beneficial interest, the Security Exchange Agent/Registrar shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the Regulation S Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and (B) instruct DTC (x) to make corresponding reductions and increases to the amounts represented by the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer.

         Delivery of a beneficial interest in the Rule 144A Global Security of any series may not be taken in the form of a beneficial interest in the Regulation S Global Security if immediately prior to the contemplated transfer no Regulation S Global Security of the same series is then Outstanding.

                  (ii) Transfer Through an Unrestricted Global Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.06(e)(ii). Upon receipt by the Security Exchange Agent/Registrar at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant's account a beneficial interest in the Unrestricted Global Security equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and, in the case of any such transfer pursuant to Regulation S, the Euroclear or Cedel account for which such Participant's account is held) to be credited with, and the account of the Participant to be debited for, such beneficial interest, (3) a certificate substantially in the form set forth in or contemplated by
         Section 3.12(c) given by the transferor of such beneficial interest, and (4) if requested by the Company or the Trustee, an opinion of counsel satisfactory to each of them, the Security Exchange Agent/Registrar shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the Unrestricted Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and (B) instruct DTC (x) to make corresponding reductions and increases to the transferor's beneficial interests in the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer.

         SECTION 3.07. Mutilated, Destroyed, Lost and Stolen Securities

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such Security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security, in each such case without premium or penalty.

         Upon the issuance of any new Security under this Section 3.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section 3.07 in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section 3.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


         SECTION 3.08. Payment of Interest; Interest Rights Reserved

         Interest on any Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Payment of interest, if any, in respect of the Securities will be made at the office or agency of the Paying Agent and Registrar within the City of New York unless the Company elects to make interest payments by check mailed to the address of the Person entitled thereto at such person's address appearing in the Security Register. Payment of interest, if any, in respect of the Securities may also be made, in the case of a Holder of at least U.S. $50,000,000 aggregate principal amount of Securities, and payment of interest, if any, in respect of a Permanent Global Security shall be made, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment.

         Any interest on any Security of any series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Unless the Trustee is acting as the Security Exchange Agent/Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and respective principal amounts of such Securities held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any Securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange.

         Subject to the foregoing provisions of this Section 3.08, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.09. Persons Deemed Owners

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.08) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such person, or upon such person's order, shall be valid, and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security.

         Holders of beneficial interests in a Global Security of any series will not be entitled to receive certificates therefor, except in the limited circumstances set forth in Section 3.06(b)(ii). No holder of any beneficial interest in a Global Security shall have any rights under this Indenture with respect to such Global Security.

         The Trustee shall not deem requests or directions from, or votes by, the Depositary for a Global Security of any series to be inconsistent if made on behalf of different holders of beneficial interests.

         SECTION 3.10. Cancellation

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.10, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be returned to the Company upon written request.

         SECTION 3.11. Computation of Interest

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 3.12. Certification Form

         (a) Whenever any certification is to be given by an owner of a beneficial interest in a Regulation S Global Security pursuant to Section 3.06(d)(i) of this Indenture, in connection with the transfer of a beneficial interest therein to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, such certification shall be provided substantially in the form of the following certificate (which may be attached to or set forth on the Security), including or omitting bracketed language as appropriate, but otherwise with only such changes as may be approved in writing by the Company:

                          FORM OF TRANSFER CERTIFICATE
                   FOR TRANSFER OR EXCHANGE FROM REGULATION S
                  GLOBAL SECURITY TO RULE 144A GLOBAL SECURITY
           (TRANSFERS PURSUANT TO SECTION 3.06(d)(i) OF THE INDENTURE)

The Bank of New York,
  as Trustee
101 Barclay Street
New York, NY  10286
Attn: Corporate Trust Administration

         Re : CILCORP INC.'s [Title of Securities]

         Reference is hereby made to the Indenture, dated as of October 18, 1999 (the "Indenture"), between CILCORP INC. and THE BANK OF NEW YORK, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to U.S. $___________ principal amount of Securities which are evidenced by one or more Regulation S Global Securities in fully registered form (ISIN No. _____) and held with the Depositary by means of a book-entry interest through [Euroclear] [Cedel] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Regulation S Global Security to a Person that will take delivery thereof (the "Transferee") in the form of any equal principal amount of Securities evidenced by one or more Rule 144A Global Securities (CUSIP No. ______).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that the interests in the Regulation S Global Security are being transferred pursuant to and in accordance with Rule 144A under the Securities Act of 1933, and, accordingly, the Transferor does hereby further certify that the interests in the Regulation S Global Security are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred.

                                            [Insert Name of Transferor]

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


Dated:
        ----------------------

cc:      CILCORP INC.

Signature Guarantee:
                     ---------------------


         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         (b) For Securities of any series, whenever any certification is to be given by an owner of a beneficial interest in a Rule 144A Global Security pursuant to Section 3.06(e)(i) of this Indenture in connection with the transfer of a beneficial interest therein to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such certification shall be provided substantially in the form of the following certificate (which may be attached to or set forth on the Security), with only such changes as shall be approved in writing by the Company:

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                    SECURITY TO REGULATION S GLOBAL SECURITY
           (TRANSFERS PURSUANT TO SECTION 3.06(e)(i) OF THE INDENTURE)

The Bank of New York,
  as Trustee
101 Barclay Street
New York, NY  10286
Attn: Corporate Trust Administration

         Re: CILCORP INC.'s [Title of Securities]

         Reference is hereby made to the Indenture, dated as of October 18, 1999 (the "Indenture"), between CILCORP INC. and THE BANK OF NEW YORK, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$___________ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No._______) and held through DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a non-U.S. Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No. ________), which amount, immediately after such transfer, is to be held with DTC through Euroclear or Cedel or both (Common Code _________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either:

                  (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with DTC through Euroclear or Cedel or both (Common Code ____________).

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                           [Insert Name of Transferor]

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

 Dated:
        ------------------

cc:      CILCORP INC.

Signature Guarantee:
                     ----------------------


         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         (c) Whenever any certification is to be given by an owner of a beneficial interest in a Rule 144A Global Security pursuant to Section 3.06(e)(ii) of this Indenture in connection with the transfer of a beneficial interest in the Rule 144A Global Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved in writing by the Company:

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                    SECURITY TO UNRESTRICTED GLOBAL SECURITY
                   (TRANSFERS PURSUANT TO SECTION 3.06(e)(ii)
                                OF THE INDENTURE)

The Bank of New York,
  as Trustee
101 Barclay Street
New York, NY  10286
Attn: Corporate Trust Administration

         Re: CILCORP INC.'s [Title of Securities]

         Reference is hereby made to the Indenture, dated as of October __, 1999 (the "Indenture"), between CILCORP INC. and THE BANK OF NEW YORK, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$_______ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No.______) and held through DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Unrestricted Global Securities (CUSIP No.______).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

          (1) if the transfer has been effected pursuant to Rule 903 or Rule
     904:

                  (A) the offer of the Securities was not made to a Person in the United States;

                  (B) either:

                           (i) at the time the buy order was originated, the
                  transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

                           (ii) the transaction was executed in, on or through
                  the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                  (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

         (2) if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the initial offering of Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                          [Insert Name of Transferor]

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

 Dated:
        ------------------

cc:  CILCORP INC.

Signature Guarantee:
                     ---------------------

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         SECTION 3.13. CUSIP and ISIN Numbers

         The Company in issuing the Securities may use "CUSIP" numbers or "ISIN" numbers (in either case, if then generally in use), and, if so, the Trustee shall use "CUSIP" or "ISIN" numbers, as applicable, in notices of redemption as a convenience to Holders; provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE IV

                     SATISFACTION, DISCHARGE AND DEFEASANCE

         SECTION 4.01. Satisfaction and Discharge of Indenture

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of the Securities herein expressly provided for and any rights to receive payments of any principal, premium or interest in respect thereof as provided in Section 10.01), and the Trustee shall execute instruments in form and substance satisfactory to itself and to the Company acknowledging satisfaction and discharge of this Indenture, when

          (1) either

                  (A) all the Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and
         (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                             (i) have become due and payable, or

                            (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                           (iv)  are deemed paid and discharged pursuant to
                  Section 4.02, and the Company, in the case of (i), (ii) or
                  (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) money or (b) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity or Redemption Date, as the case may be, money, or (c) a combination of money and such U.S. Government Obligations, in each case, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid, caused to be paid or made provision satisfactory to the Trustee for payment of all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the following rights and obligations shall survive: (i) the obligations of the Company to the Trustee under Section 6.07 and 6.14,(ii) if money or U.S. Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 4.01(1)(B) or Section 4.02, the obligations of the Trustee under Section 4.03 and the last paragraph of Section 10.03 and (iii) any rights of registration of transfer, exchange or replacement of Securities provided in
Article III and Sections 9.06, 10.02 and 11.07.

         SECTION 4.02. Defeasance, Discharge and Covenant Defeasance

         (a) Defeasance and Discharge of a Series of Securities. The Company shall be deemed to have been discharged from its obligations with respect to Outstanding Securities of any series, as provided in this Section 4.02(a) on and after the date the applicable conditions set forth in subsection (c) hereof are satisfied (hereinafter called "Defeasance") with respect to such Securities. For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness representing the Outstanding Securities of such series and to have satisfied all of its other respective obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 4.03 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (ii) the Company's obligations with respect to the Securities of such series under
Article III and Sections 10.02 and 10.03, (iii) the rights (including without limitation, the rights set forth in Section 6.07), powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article. Subject to compliance with this Article, the Company may defease any Securities pursuant to this Section notwithstanding the prior Covenant Defeasance of such Series pursuant to subsection (b) hereof.

         (b) Covenant Defeasance. On and after the date the applicable conditions set forth in subsection (c) hereof are satisfied (hereinafter called "Covenant Defeasance") with respect to the Outstanding Securities of any series,
(i) the Company shall be released from its obligations under Sections 8.01, 10.04, 10.05, 10.06, 10.07, 10.08 and Article XIII (other than Section 13.08), and any covenants adopted by indenture supplemental hereto under Section 9.01(2) for the benefit of the Holders of such Securities and (ii) the occurrence of any event specified in Sections 5.01(3), 5.01(4), 5.01(5), 5.01(6) or 5.01(7) with respect to any obligations referred to in clause (i) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

         (c) Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the Defeasance or the Covenant Defeasance pursuant to this Section 4.02 of the Outstanding Securities of any series:

     (1) The Company shall elect by Board Resolution to effect a Defeasance or a Covenant Defeasance pursuant to this Section 4.02 with respect to the Outstanding Securities of any series specified in such Board Resolution;

     (2) The Company shall irrevocably have deposited or caused to be deposited (except as provided in Section 6.07, Section 4.03(c) and the last paragraph of Section 10.03) with the Trustee (specifying that each such deposit is pursuant to this Section 4.02) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Outstanding Securities of such series, (a) money, or (b) U.S. Government Obligations which through the payment of principal and interest in respect thereof in accordance with their terms will provide money, not later than one day before the due date of any payment, or (c) a combination thereof, in each case in an amount sufficient, in the opinion of a nationally recognized firm of independent accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities (or if the Company has designated a Redemption Date pursuant to the next sentence of this clause
     (2), to and including the Redemption Date so designated by the Company), in accordance with the terms of this Indenture and the Securities of such series. If the Company shall wish to deposit or cause to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the outstanding Securities of such series to and including a Redemption Date on which all of the outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with this Indenture;

     (3) In the event of a Defeasance pursuant to Section 4.02(a), the Company shall have delivered to the Trustee an opinion of independent counsel of recognized standing stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this instrument, there has been a change in the applicable U.S. federal income tax law, in either case (x) or (y) to the effect that, and based thereon such opinion shall confirm that, the Holders of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit;

     (4) In the event of a Covenant Defeasance pursuant to Section 4.02(b), the Company shall have delivered to the Trustee an opinion of independent counsel of recognized standing to the effect that the Holders and any owners of beneficial interests in Outstanding Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit;

     (5) The Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit;

     (6) No event which is, or after notice or lapse of time or both would become, an Event of Default (including by reason of such deposit) with respect to the Outstanding Securities of such series shall have occurred and be continuing at the time of such deposit;

     (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound; and

     (8) The Company shall have delivered to the Trustee an Officers' Certificate and Opinion of Counsel, stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         SECTION 4.03. Application of Trust Money

         (a) Subject to the provisions of the last paragraph of Section 10.03, all money or U.S. Government Obligations deposited with the Trustee pursuant to Sections 4.01 or 4.02 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Sections 4.01 or 4.02, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for whose payment such money has been deposited with or received by the Trustee.

         (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Trustee or the trust created hereby with respect to U.S. Government Obligations deposited pursuant to Sections 4.01 or 4.02 or the interest and principal received in respect thereof other than any such tax, fee or other charge which by law is payable by or on behalf of Holders.

         (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any monies or U.S. Government Obligations held by it as provided in Sections 4.01 or 4.02 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which, at the time of such certification, would have been required to be deposited to effect the discharge of the Indenture or of any series of Securities, or the Defeasance or Covenant Defeasance of the Securities of any series, as the case may be. This paragraph (c) shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

         SECTION 4.04. Reinstatement

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to the Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 4.01 or 4.02 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 4.03 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in Trust.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.01. Events of Default

         An "Event of Default" shall occur with respect to the Securities of any series if:

     (1) default for a period of 30 days in the payment of any interest upon any Security of that series when it becomes due and payable and continuance of such default; or

     (2) default in the payment of the principal of (or any premium on) any Security of that series at its Maturity upon redemption, upon required purchase, upon acceleration or otherwise; or

     (3) default in the performance, or breach, of any other covenant or obligation of the Company in this Indenture for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (4) default in the payment of the principal of any bond, debenture, note or other evidence of indebtedness, in each case for money borrowed by the Company, or in the payment of principal under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for Borrowed Money of the Company or any Significant Subsidiary, if such Indebtedness for Borrowed Money is not Project Finance Debt and provides for recourse generally to the Company which default for payment of principal is in an aggregate principal amount exceeding $25 million (or its equivalent in any other currency or currencies) when such indebtedness becomes due and payable (whether at maturity, upon redemption or acceleration or otherwise), if such default shall continue unremedied or unwaived for more than 30 Business Days and the time for payment of such amount has not been expressly extended by the holders of such indebtedness, provided that at the time such payment default is remedied, cured or waived the Event of Default hereunder by reason thereof shall be deemed likewise to have been remedied, cured or waived without further action upon the part of the Trustee or any of the Holders; or

     (5) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Significant Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any of its Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or ordering the winding up or liquidation of the affairs of the Company or any of its Significant Subsidiaries, and in each case such decree or order shall remain unstayed and in effect for a period of 180 consecutive days; or

     (6) the Company or any of its Significant Subsidiaries (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its

     Significant Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Significant Subsidiaries or (C) effects any general assignment for the benefit of creditors; or

     (7) from and after the Pledge Effective Date, the Trustee fails to have perfected a security interest in the pledged capital stock of CILCO for a period of 10 days in accordance with the terms of the Pledge Agreement.

         SECTION 5.02. Acceleration of Maturity; Rescission and Annulment

         (a) If an Event of Default other than as described in clauses (5) or
(6) of Section 5.01 with respect to the Securities of any series then outstanding occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of any such affected series then outstanding hereunder (each such series treated as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal of all Securities of such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         (b) If an Event of Default described in clause (5) or (6) of Section
5.01 occurs and is continuing, then the principal amount of all the Securities then outstanding, premium, if any, and interest accrued thereon, shall be and become immediately due and payable, without any notice or other action by any Holder or the Trustee, to the full extent permitted by applicable law.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the then outstanding Securities of all such series that have been accelerated (voting as a single class), by written notice to the Company and to the Trustee, may waive all defaults with respect to all such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         SECTION 5.03. Other Remedies

         If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

         SECTION 5.04. Waiver of Past Defaults

         Subject to Sections 5.02, 5.07 and 9.02, the Holders of at least a majority in the aggregate principal amount of the Outstanding Securities of each series affected, by notice to the Trustee, may waive an existing default or Event of Default with respect to the Securities of such series and its consequences, except a default in the payment of principal of or interest on any Security as specified in clauses (1) or (2) of Section 5.01 or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereto.

         SECTION 5.05. Control by Majority

         Subject to Sections 6.01 and 6.03, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series affected may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, that the Trustee may refuse to follow any direction that conflicts with law or this Indenture, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction; and provided further, that the Trustee may take any other action it deems proper that is not inconsistent with any directions received from Holders of Securities pursuant to this Section 5.05.

         SECTION 5.06. Limitation on Suits

         No Holder of any Security of any series may institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities of such series, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Holder has previously given to a Responsible Officer of the Trustee written notice of a continuing Event of Default with respect to the Securities of such series;

     (2) the Holders of at least 25% in aggregate principal amount of outstanding Securities of all such series affected shall have made written request to a Responsible Officer of the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities of all such affected series have not given the Trustee a direction that is inconsistent with such written request.

         Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

         SECTION 5.07. Rights of Holders to Receive Payments

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of or interest, if any, on such Holder's Security on or after the respective due dates expressed on such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 5.08. Collection Suit by Trustee

         If an Event of Default with respect to the Securities of any series in payment of principal or interest specified in clause (1) or (2) of Section 5.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, and accrued interest remaining unpaid on, together with interest on overdue principal of, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest on, the Securities of such series, in each case at the rate specified in such Securities, and such further amount as shall be sufficient to cover all amounts owing the Trustee under Section 6.07.

         SECTION 5.09. Trustee May File Proofs of Claim

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due the Trustee under Section 6.07) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any moneys, securities or other property payable or deliverable upon conversion or exchange of the Securities or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it under Section 6.07. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 5.10. Application of Proceeds

         Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities and noting thereon the payment, if only partially paid, or upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 6.07 applicable to the Securities of such series in respect of which moneys have been collected;

         SECOND: In case the principal and premium, if any, of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent permitted by law) upon the overdue installments of interest at the same rate as the rate of interest specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

         THIRD: In case the principal and premium, if any, of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and premium, if any, and interest, if any, with interest upon the overdue principal, and (to the extent permitted by law) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal or premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

         FOURTH: To the payment of the remainder, if any, to the Company.

         SECTION 5.11. Restoration of Rights and Remedies

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 5.12. Undertaking for Costs

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, in either case in respect to the Securities of any series, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of such suit, and the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.12 does not apply to a suit by a Holder pursuant to
Section 5.07 or a suit by Holders of more than 10% in principal amount of the outstanding Securities of such series.

         SECTION 5.13. Rights and Remedies Cumulative

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities in Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.14. Delay or Omission Not Waiver

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.01. Certain Duties and Responsibilities

         (a) Except during the continuance of a default with respect to the Securities of any series,

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case a default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively determined by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts;

     (3) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability satisfactory to the Trustee has not been assured to it; and

     (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 5.05, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of, or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

         SECTION 6.02. Notice of Defaults

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, the Trustee shall be fully protected in withholding such notice if and so long as a trust committee or a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in
Section 5.01(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 6.02, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         SECTION 6.03. Certain Rights of Trustee

         Subject to the provisions of Section 6.01:

                  (a) the Trustee may rely conclusively and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to expend or risk its own funds or to exercise, at the request or direction of any of the Holders, any of the rights or powers vested in it by this Indenture pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable prior request and during normal business hours to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and shall not be liable for the actions or omissions of such agents, attorneys, custodians or nominees appointed by it with due care; and

                  (h) The Trustee shall not be charged with knowledge of any default or Event of Default, as the case may be, with respect to the Securities of any series unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the default or an Event of Default, as the case may be, or (2) written notice of such default or Event of Default, as the case may be, shall have been given to the Trustee by the Company pursuant to Section 10.08 hereof, by any other obligor on such Securities or by any Holder of such Securities.

         SECTION 6.04. Not Responsible for Recitals or Issuance of Securities

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent nor any party hereto (other than the Company) assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent nor any party hereto (other than the Company) shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 6.05. May Hold Securities

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Exchange Agent/Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Exchange Agent/Registrar or such other agent.

         SECTION 6.06. Money Held in Trust

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 6.07. Compensation and Reimbursement

         The Company agrees

     (1) to pay to the Trustee from time to time such compensation as is agreed upon in writing, which compensation shall not be limited by any provision of law regarding compensation of the trustee of an express trust;

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel, which compensation, expenses and disbursements shall be set forth in sufficient written detail to the satisfaction of the Company), except any such expense, disbursement or advance as may be attributable to its or their negligence or willful misconduct; and

     (3) to indemnify each of the Trustee, its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith, or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Obligations under this

     Section 6.07(3) will survive the satisfaction and discharge of this Indenture pursuant to Section 4.01 hereof or the earlier resignation or removal of the Trustee.

         SECTION 6.08. Disqualification; Conflicting Interests

         If the Trust Indenture Act shall be applicable to a series of Securities issued hereunder and if the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, then the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 6.09. Corporate Trustee Required; Eligibility

         There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under the Trust Indenture Act and which shall have a combined capital and surplus of at least $50,000,000. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If the Trustee does not have an office in The City of New York or has not appointed an agent in The City of New York, the Trustee shall be a Participant in DTC and in the FAST distribution systems. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a United States federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.10. Resignation and Removal; Appointment of Successor Trustee

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee with respect to the Securities of such series, subject to Section 6.09.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days of such removal, the Trustee subject to such removal may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee with respect to the Securities of such series, subject to Section 6.09.

         (d) If at any time:

     (1) the Trustee shall fail to comply with section 310(b) of the Trust Indenture Act pursuant to Section 6.08, with respect to any series of Securities to which the Trust Indenture Act may be applicable, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all the Securities, or (ii) subject to Section 5.12, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of either series) and shall comply with the applicable requirements of Section 6.11. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 6.11. Acceptance of Appointment by Successor

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that series to which the appointment of such successor Trustee relates; but on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.11, as the case may be.


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                                                                              68


         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION  6.12.  Merger,  Conversion,  Consolidation  or  Succession  to
                         Business

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 6.13. Preferential Collecting of Claims Against Company

         The Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated.

         SECTION 6.14. Authenticating Agents

         From time to time the Trustee, with the prior written approval of the Company, may appoint one or more Authenticating Agents with respect to one or more series of Securities with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Securities of such series issued upon original issuance and upon exchange, registration of transfer or partial redemption thereof or in connection with transfers and exchanges under Sections 3.03, 3.04, 3.05, 3.06, 3.07 and 11.07 as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities by an Authenticating Agent pursuant to this Section 6.14 shall be deemed to be authentication and delivery of such Securities "by the Trustee". Each such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

         Any corporation into which any Authenticating Agent may be merged or with which it may be consolidated, or any corporation resulting from, any merger or consolidation or to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         An Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may appoint a successor Authenticating Agent with the prior written approval of the Company and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14 as may be agreed in a separate writing among the Company, the Trustee and such Authenticating Agent.

         If an appointment with respect to one or more series of Securities is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                                          THE BANK OF NEW YORK,
                                          as Trustee

                                          as Authenticating Agent

         Dated:                           By:
                ------------                  --------------------------------
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                                                                              70


                                                   Authorized Signatory

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders

         The Company will furnish or cause to be furnished to the Trustee with respect to the Registered Securities of each series

         (a) semi-annually, not later than 15 days after each Regular Record Date, or, in the case of any series of Registered Securities on which semi-annual interest is not payable, not more than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or semi-annual date, as the case may be, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee is Security Exchange Agent/Registrar for any series of Registered Securities, no such list shall be required to be furnished with respect to any such series.

         SECTION 7.02. Preservation of Information; Communications to Holders

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Exchange Agent/Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         SECTION 7.03. Reports by Trustee

         (a) As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). The Trustee shall also transmit by mail all reports required by Trust Indenture Act Section 313(c).

         (b) A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each U.S. stock exchange (if any) on which the Securities are listed.

The Company agrees to notify promptly the Trustee whenever the Securities become listed on any U.S. stock exchange and of any delisting thereof.

         SECTION 7.04. Reports by Company

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act.

                                  ARTICLE VIII

                CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE

         SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms

         The Company shall not consolidate with or merge with or into any Person (other than CILCORP in the Merger), or convey, transfer or lease its consolidated properties and assets substantially as an entirety (in one transaction or in a series of related transactions) to any Person, or permit any Person to merge into or consolidate with the Company, unless (i)(x) the Company will be the surviving or continuing Person or (y) if other than the Company, the surviving or continuing Person or purchaser or lessee will be an entity organized under the laws of the United States, one of the States thereof or the District of Columbia and expressly assumes by supplemental indenture, substantially in the form of Annex I hereto, the Company's obligations under each series of the Securities under the Indenture, (ii) immediately after giving effect to such transaction, (x) no Event of Default shall have occurred and be continuing, and (y) the Company obtains written confirmation from the Rating Agencies that such transaction will not result in a Ratings Downgrade below such Rating Agency's Initial Rating, and (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that such consolidation, merger, transfer or lease and such supplemental indenture (if any) complies with this Indenture.

         SECTION 8.02. Successor Corporation to be Substituted

         Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, and upon the effectiveness of the Merger, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made (which, in the case of the Merger, shall be CILCORP) shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor entity shall be relieved of all obligations and covenants under this Indenture and the Securities. In the case of the Merger, CILCORP shall immediately following the effective time of the Merger, by supplemental indenture expressly assume the Company's obligations under each series of the Securities under the Indenture. Such supplemental indenture shall be entered into by CILCORP and the Trustee without the consent of any Holder of either series of Securities or any other action on the part of any Person.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01. Supplemental Indenture without Consent of Holders

         Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another entity to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

     (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series);

     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to facilitate the issuance of Securities in uncertificated form, or to permit or facilitate the issuance of extendible Securities;

     (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only as to the Securities of any series created by such supplemental indenture and Securities of any series subsequently created to which such change or elimination is made applicable by the subsequent supplemental indenture creating such series;

     (6) to secure the Securities pursuant to the requirements of Section 10.04 or otherwise;

     (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b);

     (8) to provide for any rights of the Holders of Securities of any series to require the repurchase of Securities of such series by the Company;

     (9) to modify the restrictive legends set forth on the face of the form of Security, or modify the form of certificate set forth in Section 3.12; provided, however, that any such modification shall not materially and adversely affect the interest of the Holders of the Securities;

     (10) to amend this Indenture to conform to the provisions of the Trust Indenture Act as in effect at the time of the execution of such supplemental indenture;

     (11) to cure any ambiguity, omission or defect, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not materially and adversely affect the interests of the Holders of Securities of any series; or

     (12) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to Holders, which does not involve a change described in clauses (1), (2),(3) or (4) of Section 9.02 hereof and which, in the judgment of the Trustee, is not to the prejudice of the Trustee, or in order to provide for the duties, responsibilities and compensation of the Trustee as a transfer agent in the event one registered Security of any series is issued in the aggregate principal amount of all outstanding Securities of such series in which Holders will hold an interest.

         SECTION 9.02. Supplemental Indentures with Consent of Holders

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or reduce any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

     (3) modify any of the provisions of this Section 9.02, Section 5.04 or
     Section 10.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 9.02, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(7), or

     (4) except in accordance with the terms thereof, (i) release any collateral from the Lien created by the Pledge Agreement, (ii) amend such terms, (iii) terminate the Lien created by the Pledge Agreement or (iv) deprive the holders of the security afforded by the Lien created by the Pledge Agreement.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.03. Execution of Supplemental Indentures

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, other than the supplemental indenture referenced in the last sentence of Section 8.02, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.04. Effect of Supplemental Indentures

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.05. Conformity with Trust Indenture Act

         Every supplemental indenture executed pursuant to this Article shall, if so required by the Trust Indenture Act, conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 9.06. Reference in Securities to Supplemental Indentures

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         SECTION 9.07. Amendments to the Pledge Agreement

         The Company shall not amend, modify or supplement, or permit or consent to any amendment, modification or supplement of, the Pledge Agreement in any way that would be adverse to the Holders of the Securities.

                                    ARTICLE X

                                    COVENANTS

         SECTION 10.01. Payment of Principal, Premium, if any, and Interest

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. An installment of principal of or interest on the Securities of a series shall be considered paid on the date it is due if the Trustee or Paying Agent holds at 11:00 a.m. New York City Time on that date money deposited by the Company in immediately available funds and designated for, and sufficient to pay, the installment in full.

         Neither the Company nor any agent of the Company (including but not limited to the Paying Agent) will have any responsibility or liability for any aspect relating to payments made or to be made by the Depositary to DTC in respect of the Global Securities of a series or the beneficial interests therein, subject only to limited indemnification rights of the Depository. None of the Company, the Trustee, the Paying Agent, the Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of a beneficial interest in a Global Security or for maintaining, supervising or reviewing any records relating to a Participant's interests in such Global Security.

         SECTION 10.02. Maintenance of Office or Agency

         The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities of any series may be presented or surrendered for payment, and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served and an office or agency of a Security Exchange Agent/Registrar in such Place of Payment where Securities may be surrendered for registration of transfer or exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, all such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Paying Agent as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demands are so made or served on the Paying Agent, the Paying Agent shall promptly forward copies thereof to the Company and the Trustee.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Securities of one or more series and any appurtenant coupon may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

         SECTION 10.03. Money for Securities Payments to Be Held in Trust

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of the Securities, it will, no later than 10:00 a.m. New York City Time, on each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum in immediately available funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto.

         The Company will cause each Paying Agent for any series of the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or by any Paying Agent to the Trustee, the Company or such Paying Agent, as the case may be, shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.


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                                                                              78


         SECTION 10.04. Limitation on Liens

         (i) Immediately upon the effectiveness of the Merger, CILCORP will not secure any Indebtedness by CILCORP or any other Person by a Lien upon any capital stock of CILCO without effectively providing that the outstanding Securities (together with, if CILCORP so determines, any other indebtedness or obligation then existing or thereafter created ranking equally with the Securities) will be secured equally and ratably with (or prior to) such Indebtedness so long as such Indebtedness is so secured. The limitation on Liens pursuant to this Section 10.04(i) will not, however, apply to:

         (a) any Lien securing amounts not more than 180 days overdue or otherwise being contested in good faith;

         (b)      (1)      any Lien incurred or deposits made in the
                           ordinary course of business, including, but not limited to, (x) any mechanics', materialmen's, carriers', workmen's, vendors' and other like Liens and (y) any Liens securing amounts in connection with workers' compensation, unemployment insurance and other types of social security; and

                  (2) any Lien incurred or deposits made securing the performance of tenders, bids, leases, trade contracts (other than for borrowed money), statutory obligations, surety bonds, appeal bonds, government contracts, performance bonds, return-of-money bonds, letters of credit not securing borrowings and other obligations of like nature incurred in the ordinary course of business;

                  (3) any Lien securing reimbursement obligations under letters of credit, guaranties and other forms of credit enhancement given in connection with the purchase of goods and equipment in the ordinary course of business;

         (c)      (1)      Liens required by any contract, statute or
                           regulation in order to permit CILCORP or a Significant Subsidiary to perform any contract or subcontract made by it with or at the request of a governmental entity or any governmental department, agency or instrumentality, or to secure partial, progress, advance or any other payments by CILCORP or a Significant Subsidiary to such governmental unit under the provisions of any contract, statute or regulation; and

                  (2) any Lien securing taxes or assessments or other applicable governmental charges or levies;

         (d) any Lien which arises under any order of attachment, restraint or similar legal process arising in connection with court proceedings and any Lien which secures the reimbursement obligation for any bond obtained in connection with an appeal taken in any court proceeding, so long as the execution or other enforcement of such Lien arising under such legal process is effectively stayed and the claims secured by that Lien are being contested in good faith and, if appropriate, by appropriate legal proceedings, and any Lien in favor of a plaintiff or defendant in any action before a court or tribunal as security for costs and/or expenses; and

         (e) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses, for amounts not exceeding the principal amount of the Indebtedness secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the capital stock of CILCO that was covered by the Lien extended, renewed or replaced.

         (ii) Each of the Company and any Significant Subsidiary will not issue, assume or guarantee any Indebtedness secured by a Lien upon any property or assets (other than any capital stock of CILCO or cash or cash equivalents) of the Company or such Significant Subsidiary, as applicable, without effectively providing that the Outstanding Securities (together with, if the Company so determines, any other indebtedness or obligation then existing or thereafter created ranking equally with such Securities) shall be secured equally and ratably with (or prior to) such Indebtedness so long as such Indebtedness shall be so secured. The foregoing limitation on Liens will not, however, apply to:

         (a) Liens in existence on the date of original issue of the Securities;

         (b) any Lien created or arising over any property which is acquired, constructed or created by the Company or any of its Significant Subsidiaries, but only if (i) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto or a guarantee given in respect thereof, (ii) such Lien is created or arises on or before 180 days after the completion of such acquisition, construction or creation and (iii) such Lien is confined solely to the property so acquired, constructed or created;

         (c) any Lien securing amounts not more than 180 days overdue or otherwise being contested in good faith;

         (d) (i) rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the benefit of the Company and/or a Significant Subsidiary or in connection with the issuance of letters of credit for the benefit of the Company and/or a Significant Subsidiary; (ii) any Lien on accounts receivable securing indebtedness of the Company and/or a Significant Subsidiary incurred in connection with the financing of such accounts receivable; (iii) any Lien incurred or deposits made in the ordinary course of business, including, but not limited to, (A) any mechanics', materialmen's, carriers', workmen's, vendors' or other like Liens and (B) any Liens securing amounts in connection with workers' compensation, unemployment insurance and other types of social security;
     (iv) any Lien upon specific items of inventory or other goods and proceeds of the Company and/or a Significant Subsidiary securing obligations of the Company and/or a Significant Subsidiary in respect of bankers' acceptances issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods; (v) any Lien incurred or deposits made securing the performance of tenders, bids, leases, trade contracts (other than for borrowed money), statutory obligations, surety bonds, appeal bonds, government contracts, performance bonds, return-of-money bonds, letters of credit not securing borrowings and other obligations of like nature incurred in the ordinary course of business; (vi) any Lien created by the Company or a Significant Subsidiary under or in connection with or arising out of a Currency, Interest Rate or Commodity Agreement or any transactions or arrangements entered into in connection with the hedging or management of risks relating to the electricity or natural gas distribution industry, including by a right of set off or right over a margin call account or any form of cash or cash collateral or any similar arrangement for obligations incurred in respect of Currency, Interest Rate or Commodity Agreements; (vii) any Lien arising out of title retention or like provisions in connection with the purchase of goods and equipment in the ordinary course of business; and (viii) any Lien securing reimbursement obligations under letters of credit, guaranties and other forms of credit enhancement given in connection with the purchase of goods and equipment in the ordinary course of business;

         (e) Liens in favor of the Company or a Subsidiary;

         (f) (i) Liens on any property or assets acquired from an entity which is merged with or into the Company or a Significant Subsidiary or any Liens on the property or assets of any entity existing at the time such entity becomes a Subsidiary of the Company and, in either case, is not created in anticipation of the transaction (unless such Lien is created to secure or provide for the payment of any part of the purchase price of such entity);
     (ii) any Lien on any property or assets existing at the time of acquisition thereof and which is not created in anticipation of such acquisition (unless such Lien was created to secure or provide for the payment of any part of the purchase price of such property or assets) and (iii) any Lien created or outstanding on or over any asset of any entity which becomes a Significant Subsidiary on or after the date of the issuance of the Securities, where such Lien is created prior to the date on which such entity becomes a Significant Subsidiary;

         (g) (i) Liens required by any contract, statute or regulation in order to permit the Company or a Significant Subsidiary to perform any contract or subcontract made by it with or at the request of a governmental entity or any department, agency or instrumentality thereof, or to secure partial, progress, advance or any other payments by the Company or a Significant Subsidiary to such governmental unit pursuant to the provisions of any contract, statute or regulation; (ii) any Lien securing industrial revenue, development, pollution control or similar bonds issued by or for the benefit of the Company or a Significant Subsidiary, provided that such industrial revenue, development, pollution control or similar bonds do not provide recourse generally to the Company and/or such Significant Subsidiary; and (iii) any Lien securing taxes or assessments or other applicable governmental charges or levies;

         (h) any Lien which arises pursuant to any order of attachment, restraint or similar legal process arising in connection with court proceedings and any Lien which secures the reimbursement obligation for any bond obtained in connection with an appeal taken in any court proceeding, so long as the execution or other enforcement of such Lien arising pursuant to such legal process is effectively stayed and the claims secured thereby are being contested in good faith and, if appropriate, by appropriate legal proceedings, and any Lien in favor of a plaintiff or defendant in any action before a court or tribunal as security for costs and/or expenses;

         (i) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses, for amounts not exceeding the principal amount of the Indebtedness secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same property or assets that were covered by the Lien extended, renewed or replaced (plus improvements on such property or assets);

         (j) any Lien created in connection with Project Finance Debt;

         (k) any Lien created by CILCO that is then permitted to be created under the term of its then existing mortgages and indentures on the terms in effect at the time of creation of the Lien;

         (l) any Lien created in connection with the securitization of some or all of the assets of CILCO and the associated issuance of Indebtedness as authorized by applicable state or federal law in connection with the restructuring of jurisdictional electric or gas businesses; and

         (m) any Lien on stock created in connection with a mandatorily convertible or exchangeable stock or debt financing, provided that any such financing may not be secured by or otherwise involve the creation of a Lien on any capital stock of CILCO or any successor thereto.

         Notwithstanding the foregoing, the Company and its Significant Subsidiaries may create Liens over any of their respective property or assets, so long as the aggregate amount of Indebtedness secured by all such Liens (excluding therefrom the amount of Indebtedness secured by Liens set forth in clauses (a) through (m), inclusive, above) does not exceed 10% of

Consolidated Net Tangible Assets in the aggregate calculated as of the date of creation of such Liens (based upon the Consolidated Net Tangible Assets appearing on the most recently available balance sheet for the most recently concluded calendar quarter).

         SECTION 10.05. Limitation on Distributions and Intercompany Loans

         The Company shall not (1) declare, recommend, make or pay any Distribution to any of its shareholders or (2) make any intercompany loan to AES or any of its affiliates (other than CILCORP or any of its direct or indirect subsidiaries) unless there exists no Event of Default and no such Event of Default will result from the making of such Distribution or intercompany loan and either:

         (a) at the time and as a result of such Distribution or intercompany loan, the Company's Leverage Ratio does not exceed 0.67:1, and the Company's Interest Coverage Ratio is not less than 2.0:1 during fiscal years 1999 and 2000 and not less than 2.2:1 thereafter; or

         (b) if the Company is not in compliance with the foregoing ratios at such time its senior long-term debt rating from the Rating Agencies is at least BB+ (or its then equivalent) with S&P, Baa2 (or its then equivalent) with Moody's and BBB (or its then equivalent) with Duff & Phelps.

         Prior to making any Distribution or intercompany loan described in this
Section 10.05, an independent director of the CILCORP Board of Directors shall confirm that such Distribution or intercompany loan complies with the terms of this Section 10.05, provided that, in the case of a Distribution or intercompany loan to be made under the circumstances described Section 10.05(a), such independent director shall have first obtained (1) a compliance certificate from an officer of CILCORP that, at the time and after giving effect to such Distribution or intercompany loan, CILCORP is in compliance with the Leverage Ratio and the Interest Coverage Ratio set forth in Section 10.05(a) and (2) a written confirmation by a nationally recognized accounting firm as to their agreement with the calculations specified in the compliance certificate; provided further that the foregoing independent director approval will not be required in the case of intercompany loans if the aggregate amount of intercompany loans outstanding at any one time does not exceed $20 million.

         The foregoing limitation on Distributions and intercompany loans shall cease to be in effect if the Rating Agencies confirm that without the limitations contained in this Section 10.05 the Company's senior long term debt would still be rated at least the initial ratings (or its then equivalent) received from S&P, the initial ratings (or its then equivalent) received from Moody's, and the initial ratings (or its then equivalent) received from Duff & Phelps (collectively, the "Initial Ratings"). If the limitation on Distributions and intercompany loans set forth in this Section 10.05 ceases to be in effect, the Company will be under no obligation to reinstate such limitation or otherwise observe its terms in the event such ratings are thereafter lowered or withdrawn.

         In order to obtain the release of the limitation on Distributions and intercompany loans, the Company shall deliver to a Responsible Officer of the Trustee written confirmation from each Rating Agency of the ratings conditions as described in the preceding paragraph. Securities of any series which are entitled to the benefit of this Section 10.05 and are authenticated and delivered after the release of the limitation on Distributions and intercompany loans may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to the current inapplicability of such limitation.

         SECTION 10.06. Limitation on Indebtedness of the Company

         The Company shall not incur any Indebtedness other than (i) as part of the Company's permitted businesses and activities that are described in Section
10.07 hereof, (ii) Indebtedness outstanding on the date of original issue of the Securities under CILCORP's agreements then in existence and extensions of such Indebtedness, or (iii) other Indebtedness (including Permitted Debt) incurred subsequent to receipt of written confirmation from the Rating Agencies that such incurrence would not result in a Ratings Downgrade.

         The foregoing limitation on Indebtedness shall cease to be in effect if the Rating Agencies confirm that without the limitations contained in this
Section 10.06 the Company's senior long term debt would still be rated at least the Initial Ratings. If the limitation on Indebtedness set forth in this Section
10.06 ceases to be in effect, the Company will be under no obligation to reinstate such limitation or otherwise observe its terms in the event such ratings are thereafter lowered or withdrawn.

         In order to obtain the release of the limitation on Indebtedness, the Company shall deliver to a Responsible Officer of the Trustee written confirmation from each Rating Agency of the ratings conditions as described in the preceding paragraph. Securities of any series which are entitled to the benefit of this Section 10.06 and are authenticated and delivered after the release of the limitation on Distributions may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to the current inapplicability of such limitation.

         SECTION 10.07. Limitation on Business Activities

         (a) The Company shall, and shall cause its Significant Subsidiaries to, engage only in (x) those types of businesses and other activities in which CILCORP or any of its direct or indirect subsidiaries or controlled partnerships or joint ventures are engaged on the date hereof (including, without limitation, any geographic or other expansion of such businesses or activities) and (y) any other business or activity which is deemed necessary, useful or desirable in connection with such existing businesses and activities or any such permitted additional geographic or other expansions of such businesses and activities provided, that CILCORP may enter into additional business operations from time to time in the future if, prior to doing so, it shall have obtained written confirmation from the Rating Agencies that the entering into of such new businesses will not result in a Ratings Downgrade.

         SECTION 10.08. Statement by Officers as to Default

         The Company will give a Responsible Officer of the Trustee notice, in the form of an Officers' Certificate, of any Event of Default relating to the Company or of any condition or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default relating to the Company within five (5) days after the occurrence of such Event of Default becomes known to the Company, and of the measures it is taking to remedy such Event of Default.

         The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate, stating that in the course of the performance by the signers thereof of their duties as Officers of the Company they would normally have knowledge of any default by the Company in the performance and observance of any of the covenants contained in the Indenture, and stating whether or not the signers have knowledge of any such default without regard to any period of grace or requirement of notice and, if so, specifying each such default of which such signer has knowledge and the nature thereof; provided, however, that a failure by the Company to deliver such notice of a default shall not constitute a default of the Indenture if the Company has remedied such default within any applicable cure period.

         SECTION 10.09. Modification or Waiver of Certain Covenants

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in this Indenture with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either modify the covenant or waive such compliance in such instance or generally waive compliance with such term, provision or condition, provided that no such modification shall without the consent of each Holder of Securities of such series (a) change the stated maturity upon which the principal of or the interest on the Securities of such series is due and payable, (b) reduce the principal amount or redemption price thereof or the rate of interest thereon, (c) change any place of payment or the currency in which the Securities of such series or any premium or the interest thereon is payable, (d) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after Redemption Date), (e) except in accordance with the terms thereof, (i) release any collateral from the Lien created by the Pledge Agreement, (ii) or amend such terms, (iii) or terminate the Lien created by the Pledge Agreement or (iv) deprive the Holders of the Security afforded by the Lien created by the Pledge Agreement, or (f) reduce the percentage in principal amount of the outstanding Securities of such series, the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture. The Securities owned by the Company or any of its affiliates shall be deemed not to be Outstanding for, among other purposes, consenting to any such modification.

         SECTION 10.10. Further Assurances

         The Company and the Trustee shall execute and deliver all such other documents, instruments and agreements and do all such other acts and things as may be reasonably required to enable the Trustee to exercise and enforce its rights under this Indenture and under the documents, instruments and agreements required under this Indenture and to carry out the intent of this Indenture.

         SECTION 10.11. Copies Available to Holders

         Copies of this Indenture shall be furnished only to Holders upon the written request of such holder, without change, provided that such written request is made to the Company in accordance with Section 1.05.

         SECTION 10.12. Reports by Company

         Notwithstanding that the Company may not be required to be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, from and after the date of effectiveness of any registration statement required to be filed by the Company pursuant to the Registration Rights Agreement or otherwise relating to a particular series of Securities, the Company shall file with the Commission or cause to be filed with the Commission and provide copies to the Trustee (and, if the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, to the Holders of the Securities) with the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is (or would be if it were still so subject) required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

         Prior to the date on which the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, the Company will provide, without charge, upon the written request of (x) a Holder of any Securities or (y) a prospective Holder of any of the Securities who is a QIB and is designated by an existing Holder of any of the Securities (in each case, with a copy to the Trustee), with the information with respect to the Company required to be delivered under Rule 144A(d)(4) under the Securities Act to enable resales of the Securities to be made pursuant to Rule 144A. The Company shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         SECTION 11.01. Optional Redemption

         The Securities may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth in paragraph 2 of the series of Securities to be redeemed, in accordance with the provisions of this Article XI.

         SECTION 11.02. Election to Redeem; Notice to Trustee

         The election of the Company to redeem any Securities shall be authorized by a Board Resolution and evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, not less than 30 days nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, the terms and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or pursuant to an election by the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

         SECTION 11.03. Selection by Trustee of Securities to Be Redeemed

         If less than all the Securities of any series are to be redeemed, the particular securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate (and which method the Company and the Trustee agree shall be selection by lot, on a pro rata basis, or such other method as agreed to) and which may provide for the selection for redemption of portions equal to the minimum authorized denomination for Securities of that series (or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         Securities shall be excluded from eligibility for selection for redemption if they are identified by certificate number in a written statement signed by an authorized officer of the Company and delivered to the Security Exchange Agent/Registrar at least 45 days prior to the Redemption Date as being owned of record and beneficially by, and not pledged or hypothecated by either
(a) the Company or (b) an entity specifically identified in such written statement which is an Affiliate of the Company.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 11.04. Notice of Redemption

         Notice of redemption shall be given not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed in accordance with Section 1.06.

         All notices of redemption shall include the description of the issue and the CUSIP number and shall state:

     (1) the Redemption Date,

     (2) the Redemption Price,

     (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

     (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 11.05. Deposit of Redemption Price

         By 11:00 a.m. New York time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date (to the extent that such amounts are not already on deposit at such time in accordance with the provisions of Sections 4.01, 4.02 or 10.09).

         SECTION 11.06. Securities Payable on Redemption Date

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, and in the case of Registered Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.05.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption due to the failure of the Company to pay the Redemption Price, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 11.07. Securities Redeemed in Part

         Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee upon written direction shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered; provided, that if a Global Security is surrendered for partial redemption, no new Global Security shall be issued but instead the principal amount of the surrendered Global Security shall be reduced by an endorsement to Schedule A to such Global Security by the Security Exchange Agent/Registrar equal to the redeemed portion of the principal of the Global Security so surrendered, whereupon such Global Security shall be delivered to the Depositary; and provided further that following any such partial redemption the Securities selected for redemption and any beneficial interests therein shall not have had their principal amount reduced below the minimum authorized denomination for Securities of such series and for any beneficial interests therein. In the case of a partial redemption of the Global Securities, DTC (and, in turn, its Participants) shall have the responsibility to select the interests in such Global Securities to be redeemed in accordance with Applicable Procedures.


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                                   ARTICLE XII

                        MEETINGS OF HOLDERS OF SECURITIES

         SECTION 12.01. Purposes of Meeting

         A meeting of the Holders may be called at any time from time to time pursuant to this Article XII for any of the following purposes:

     (1) to give any notice to the Company and to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article IX hereof;

     (2) to remove the Trustee and appoint a successor trustee pursuant to
     Article VI hereof;

     (3) to consent to the execution of an indenture supplemental hereto pursuant to Section 9.02 hereof.

         SECTION 12.02. Place of Meetings

         (a) The Trustee may at any time (upon not less than 21 days' notice) call a meeting of Holders to be held at such time and at such place in the location determined by the Trustee pursuant to this Section 12.02. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to each Holder and published in the manner contemplated by Section 1.06 hereof.

         (b) In case at any time the Company or the Holders of at least an aggregate principal amount of the Securities sufficient to take action requested in such notice, shall have requested the Trustee to call a meeting of the Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first giving of the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time (not less than 21 days after notice is given) and the place in the location determined by the Company or the Holders pursuant to this
Section 12.02 for such meeting and may call such meeting to take any action authorized in Section 12.01 hereof by giving notice thereof as provided in
Section 12.02(a) hereof.

         SECTION 12.03. Voting at Meetings

         To be entitled to vote at any meeting of Holders, a Person shall be (i) a Holder or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons so entitled to vote at such meeting and their counsel, any



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representatives of the Trustee and its counsel, and any representatives of the
Company and its counsel.

         SECTION 12.04. Voting Rights, Conducts and Adjournment

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Securities of a series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities of a series shall be proved in the manner specified in Article II hereof and the appointment of any proxy shall be proved in such manner as is deemed appropriate by the Trustee or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company customarily authorized to certify to the holding of a security such as a Global Note.

         (b) At any meeting of Holders, the representative of Persons holding or representing Securities of a series in an aggregate principal amount sufficient under the appropriate provision of this Indenture to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meetings of Holders duly called pursuant to Section 12.03 hereof may be adjourned from time to time by vote of the Holders (or proxies for the Holders) of a majority of the Securities of a series represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice. No action at a meeting of Holders shall be effective unless approved by Persons holding or representing Securities of a series in the aggregate principal amount required by the provision of this Indenture pursuant to which such action is being taken.

         (c) At any meeting of Holders, each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Securities of a series held or represented.

         SECTION 12.05. Revocation of Consent by Holders

         At any time prior to (but not after) the evidencing to the Trustee of the taking of any action at a meeting of Holders by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal corporate trust office and upon proof of holding as provided herein, revoke such consent so far as concerns such Securities. Except as aforesaid any such consent given by the Holder of any Securities shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Securities and of any Securities issued in exchange therefore, in lieu thereof or upon transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Securities. Any action taken by the Holders of the percentage in aggregate principal amount of


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                                                                              91


the Holders specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities.

                                  ARTICLE XIII

                             SECURITY AND COLLATERAL

         SECTION 13.01. Pledge Agreement

         The full and punctual payment when due and the full and punctual performance of all of the obligations of the Company under the Securities and this Indenture to the Holders and the Trustee, according to the provisions of this Indenture or the Securities (the "Obligations"), shall be secured as of the Pledge Effective Date, as provided in the Pledge Agreement. Each Holder of the Securities, by its acceptance thereof, consents and agrees to the terms of the Pledge Agreement (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Collateral Agent to enter into the Pledge Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company shall cause CILCORP to deliver to the Trustee copies of all documents delivered to the Collateral Agent pursuant to the Pledge Agreement, and shall cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Pledge Agreement, to assure and confirm to the Trustee and the Collateral Agent that the security interest in the Collateral contemplated hereby, by the Pledge Agreement or any parts thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and the Securities, secured hereby, according to the intent and purposes herein expressed. The Company shall cause to be taken any and all actions reasonably required to cause the Pledge Agreement to create and maintain, as security for the Obligations of the Company, hereunder, a valid and enforceable perfected first priority Lien in and on all the Collateral, in favor of the Collateral Agent for the benefit of the Trustee and Holders and other Secured Parties (as defined in the Pledge Agreement), if any, superior to and prior to the rights of all third Persons and subject to no other Liens than Permitted Liens.

         SECTION 13.02. Recording and Opinions

         (a) The Company shall furnish to the Collateral Agent and the Trustee upon the Pledge Effective Date an Opinion of Counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the Lien intended to be created by the Pledge Agreement, and reciting with respect to the security interests in the Collateral, the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.


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                                                                              92


         (b) The Company shall furnish to the Collateral Agent and the Trustee within 3 months after each anniversary of the Pledge Effective Date, an Opinion of Counsel, dated as of such date, either (i) (A) stating that, in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Pledge Agreement and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, (B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders and the Collateral Agent and the Trustee hereunder and under the Pledge Agreement with respect to the security interests in the Collateral, or
(ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and assignment.

         (c) The Company shall otherwise comply with the provisions of TIA
Section 314(b).

         SECTION 13.03. Release of Collateral

         (a) Subject to subsections (b), (c) and (d) of this Section 13.03 and the terms of the Pledge Agreement, Collateral may be released from the Lien and security interest created by the Pledge Agreement at any time or from time to time in accordance with the provisions of the Pledge Agreement. In addition, subject to the terms of the Pledge Agreement, upon the request of the Company pursuant to an Officers' Certificate certifying that all conditions precedent hereunder have been met and (at the sole cost and expense of the Company) the Collateral Agent shall release the Collateral that is sold, conveyed or disposed of in compliance with the provisions of the Pledge Agreement and this Indenture. Upon receipt of such Officers' Certificate, the Collateral Agent shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to this Indenture or the Pledge Agreement, as prepared by the Company.

         (b) No Collateral shall be released from the Lien and security interest created by the Pledge Agreement pursuant to the provisions of the Pledge Agreement unless there shall have been delivered to the Collateral Agent the certificate required by this Section 13.03.

         (c) At any time when a Default or Event of Default shall have occurred and be continuing and the maturity of the Securities shall have been accelerated (whether by declaration or otherwise) and the Trustee shall have delivered a notice of acceleration to the Collateral Agent, no release of Collateral pursuant to the provisions of the Pledge Agreement shall be effective as against the Holders of Securities.


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                                                                              93


         (d) The release of any Collateral from the terms of this Indenture and the Pledge Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms of this Indenture or the terms of the Pledge Agreement. To the extent applicable, the Company shall cause TIA
Section 313(b), relating to reports, and TIA Section 314(d), relating to the release of property or securities from the Lien and security interest of the Pledge Agreement and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Pledge Agreement, to be complied with. Any certificate or opinion required by TIA
Section 314(d) may be made by an Officer of the Company except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected by the Company in a manner consistent with the requirements of the TIA.

         SECTION 13.04. Certificates of the Company

         The Company shall furnish to the Trustee and the Collateral Agent, prior to each proposed release of Collateral pursuant to the Pledge Agreement,
(i) all documents required by TIA Section 314(d) and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company to the effect that such accompanying documents constitute all documents required by TIA Section 314(d).

         SECTION 13.05. Certificates of the Trustee

         In the event that the Company wishes to release Collateral in accordance with the Pledge Agreement and has delivered the certificates and documents required by the Pledge Agreement and Sections 13.03 and 13.04 hereof and the Trustee has received, all documentation required by TIA Section 314(d) in connection with such release, and (ii) the Opinion of Counsel delivered pursuant to Section 13.04(b), the Trustee shall deliver a certificate to the Collateral Agent setting forth that it has received all such documentation.

         SECTION 13.06. Authorization of Actions to be Taken by the Collateral Agent Under the Pledge Agreement

         Subject to the provisions of Sections 6.01 and 6.03 hereof and the Pledge Agreement, the Trustee may, with the consent of the Holders of a majority in principal amount of the Securities, direct the Collateral Agent to take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Pledge Agreement and (b) collect and receive any and all amounts payable in respect of the Obligations of the Company hereunder.

         SECTION 13.07. Authorization of Receipt of Refunds by the Trustee Under
                        the Pledge Agreement

         The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Pledge Agreement, and to make further distributions of such funds to the Holders of Securities according to the provisions of this Indenture.

         SECTION 13.08. Termination of Security Interest

         Upon the payment in full of all Obligations of the Company, under this Indenture and the Securities, or upon Defeasance or Covenant Defeasance, the Trustee shall, upon receipt of an Officer's Certificate, deliver a certificate to the Collateral Agent stating that such Obligations have been paid in full, and, subject to the terms of the Pledge Agreement, instruct the Collateral Agent to release the Liens pursuant to this Indenture and the Pledge Agreement.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         SECTION 14.01. Consent to Jurisdiction; Appointment of Agent to Accept Service of Process

         (a) The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Securities and the Trustee, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Securities may be brought in the United States District Court for the Southern District of New York or in the Supreme Court of New York in New York County, and, until amounts due and to become due in respect of the Securities have been paid, hereby irrevocably consents and submits to the nonexclusive jurisdiction of each such court and any appellate court of either of them in personam, generally and unconditionally with respect to any action, suit or proceeding for itself and in respect of its properties, assets and revenues.

         (b) The Company hereby designates, appoints, and empowers CT Corporation System, acting through its office at 111 8th Avenue, 13th Floor, New York, New York 10011, as the Company's designee, appointee and agent (the "Authorized Agent") to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any action, suit or proceeding brought against the Company pursuant to paragraph (a) of this Section. Such appointment shall be irrevocable until all amounts in respect of the principal of and any premium and interest due and to become due on or in respect of all the Securities issued under this Indenture have been paid by the Company to the Trustee pursuant to the terms hereof and of the Securities. Notwithstanding the foregoing, the Company reserves the right to appoint another Person and located or with an office in the Borough of Manhattan, The City of New York, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. The Company shall give notice to the Trustee and all Holders of the appointment by it of a successor Authorized Agent. If for any reason CT Corporation System ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company will appoint a successor Authorized Agent in accordance with the two preceding sentences. The Company further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent in


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                                                                              95


full force and effect until this Indenture has been satisfied and discharged in accordance with Article IV hereof. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any action, suit or proceeding against the Company by serving a copy thereof upon the relevant agent for service of process referred to in this Section 14.01 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to the Company at its address specified in or designated pursuant to this Indenture. The Company agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the holders of the Securities and the Trustee, to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or bring actions, suits or proceedings against the Company in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the United States District Court for the Southern District of New York or in the Supreme Court of New York in New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

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                                                                              96


         SECTION 14.02. Counterparts

         This instrument may be executed in any number of Counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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                                                                              97


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.

                                         MIDWEST ENERGY, INC.

                                         By:       /s/ Paul D. Stinson
                                              ---------------------------------
                                                  Name:    Paul D. Stinson
                                                  Title:   Vice President


                                         THE BANK OF NEW YORK, as Trustee

                                         By:       /s/ MaryBeth Lewicki
                                              ---------------------------------
                                                  Name:    MaryBeth Lewicki
                                                  Title:   Vice President